The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2023

and for the periods presented

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company and the Contract Owners of Penn Mutual Variable Annuity Account III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (hereafter collectively referred to as the “Subaccounts”) of Penn Mutual Variable Annuity Account III as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts of Penn Mutual Variable Annuity Account III as of December 31, 2023, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Penn Mutual Variable Annuity Account III based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Penn Mutual Variable Annuity Account III in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the custodian, the transfer agents of the investee mutual funds and broker. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, PA

April 15, 2024

We have served as the auditor of one or more of the subaccounts of Penn Mutual Variable Annuity Account III since 2004.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2023

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$110,426,980	$45,614,608	$153,874,142	$97,040,237	$4,665,427,291
Dividends receivable	456,010	—	—	—	—
Receivable for securities sold	—	—	—	81,733	861,886

Liabilities:
Due to The Penn Mutual Life Insurance Company	8,973	3,665	12,376	7,778	377,535
Payable for securities purchased	208,998	69,004	5,063	—	—

Total Net Assets	$110,665,019	$45,541,939	$153,856,703	$97,114,192	$4,665,911,642

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$16,374,864	$8,177,813	$27,495,479	$17,856,552	$504,296,370
Diversifier II/Optimizer/Retirement Planner VA	3,937,037	1,979,373	3,995,414	5,774,928	171,002,333
Inflation Protector Variable Annuity	4,772,399	2,916,801	11,667,597	6,086,835	362,447,373
Pennant Select	7,686,439	3,702,741	10,530,686	6,445,552	193,333,617
PennFreedom	17,661,417	7,610,835	33,491,153	13,460,092	622,240,610
Smart Foundation Flex	10,097,286	4,006,329	15,415,321	9,539,938	482,685,169
Smart Foundation Plus	28,175,158	8,433,479	19,040,803	15,277,932	851,566,528
Smart Foundation VA	21,960,419	8,714,568	32,159,277	22,597,500	1,477,186,409
Smart Foundation Advisory VA	—	—	60,973	74,863	1,153,233

Total Net Assets	$110,665,019	$45,541,939	$153,856,703	$97,114,192	$4,665,911,642

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$10.62	$14.03	$18.76	$32.95	$86.32

Diversifier II/Optimizer/Retirement Planner VA	$22.16	$17.91	$42.89	$118.76	$529.36

Inflation Protector Variable Annuity	$8.61	$9.80	$10.95	$17.59	$34.02

Pennant Select	$10.66	$14.20	$19.00	$33.37	$87.40

PennFreedom	$9.41	$12.31	$15.66	$31.36	$61.95

Smart Foundation Flex	$8.81	$9.82	$10.27	$16.37	$30.28

Smart Foundation Plus	$8.86	$9.88	$10.34	$16.47	$30.46

Smart Foundation VA	$9.08	$10.12	$10.59	$16.86	$31.20

Smart Foundation Advisory VA	$10.44	$11.18	$11.02	$13.91	$20.32

Number of Shares	110,673,992	3,331,793	9,677,301	5,534,015	49,092,995
Cost of Investments	$110,673,992	$43,674,393	$153,787,491	$79,575,170	$2,361,418,868

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2023

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$52,404,780	$241,636,907	$46,208,550	$58,916,287	$91,807,024
Dividends receivable	—	—	—	—	—
Receivable for securities sold	6,705	70,675	—	7,545	28,560

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,184	19,226	3,703	4,514	7,125
Payable for securities purchased	—	—	112,176	—	—

Total Net Assets	$52,407,301	$241,688,356	$46,092,671	$58,919,318	$91,828,459

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$7,379,541	$31,431,046	$8,749,765	$6,739,165	$12,879,999
Diversifier II/Optimizer/Retirement Planner VA	6,029,610	25,105,035	1,267,314	14,324,268	20,872,065
Inflation Protector Variable Annuity	3,567,345	5,930,848	720,501	1,013,059	1,929,507
Pennant Select	5,172,903	12,015,740	3,512,413	5,457,200	6,126,511
PennFreedom	7,034,730	30,496,078	6,215,616	6,166,017	19,628,554
Smart Foundation Flex	6,266,305	18,375,634	2,920,637	2,126,112	4,867,372
Smart Foundation Plus	7,735,681	51,086,528	11,852,739	7,242,805	12,840,028
Smart Foundation VA	9,221,186	67,247,447	10,853,686	15,850,692	12,684,423
Smart Foundation Advisory VA	—	—	—	—	—

Total Net Assets	$52,407,301	$241,688,356	$46,092,671	$58,919,318	$91,828,459

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$26.06	$26.08	$33.57	$24.48	$31.81

Diversifier II/Optimizer/Retirement Planner VA*	$26.67	$182.29	$34.68	$25.06	$135.46

Inflation Protector Variable Annuity	$24.77	$44.78	$38.15	$29.28	$28.61

Pennant Select	$26.27	$26.40	$33.94	$24.67	$32.21

PennFreedom	$25.87	$36.89	$33.21	$24.30	$30.21

Smart Foundation Flex	$22.13	$39.26	$35.61	$26.18	$26.40

Smart Foundation Plus	$22.26	$39.49	$35.83	$26.33	$26.56

Smart Foundation VA	$22.80	$40.45	$36.69	$26.97	$27.20

Smart Foundation Advisory VA	$17.15	$23.69	$26.98	$18.04	$17.78

Number of Shares	1,688,514	3,264,113	1,197,619	1,946,608	2,026,381
Cost of Investments	$33,348,906	$160,568,099	$32,907,022	$58,524,616	$55,304,044

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $180.79

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2023

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$71,332,251	$424,734,578	$101,351,421	$58,658,064	$42,267,406
Dividends receivable	—	—	—	—	—
Receivable for securities sold	5,517	146,888	11,138	21,159	31,473

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,581	34,395	8,046	4,681	3,360
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$71,332,187	$424,847,071	$101,354,513	$58,674,542	$42,295,519

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$12,183,336	$46,238,944	$17,981,694	$9,114,134	$6,967,946
Diversifier II/Optimizer/Retirement Planner VA	8,848,853	20,220,497	7,782,848	6,128,936	1,684,042
Inflation Protector Variable Annuity	1,749,132	29,845,960	1,298,539	1,784,953	1,690,328
Pennant Select	5,571,968	20,251,575	7,114,143	3,736,126	3,222,179
PennFreedom	17,250,006	57,852,253	19,587,951	10,783,251	12,116,093
Smart Foundation Flex	5,062,081	35,438,186	4,828,588	6,545,573	2,435,062
Smart Foundation Plus	6,472,309	97,190,665	21,715,592	9,945,780	5,207,359
Smart Foundation VA	14,194,502	117,808,991	21,045,158	10,635,789	8,972,510
Smart Foundation Advisory VA	—	—	—	—	—

Total Net Assets	$71,332,187	$424,847,071	$101,354,513	$58,674,542	$42,295,519

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$24.64	$41.20	$27.30	$39.83	$38.12

Diversifier II/Optimizer/Retirement Planner VA	$25.22	$65.79	$60.56	$52.75	$39.37

Inflation Protector Variable Annuity	$28.87	$42.52	$37.18	$21.77	$31.13

Pennant Select	$24.83	$41.71	$27.62	$40.33	$38.53

PennFreedom	$24.45	$44.47	$43.75	$33.18	$37.70

Smart Foundation Flex	$27.33	$37.18	$32.57	$19.97	$27.26

Smart Foundation Plus	$27.50	$37.40	$32.76	$20.09	$27.43

Smart Foundation VA	$28.16	$38.31	$33.56	$20.58	$28.09

Smart Foundation Advisory VA	$18.17	$23.03	$24.78	$12.46	$15.86

Number of Shares	2,359,053	9,966,725	2,666,033	2,017,855	1,202,356
Cost of Investments	$48,443,687	$267,232,869	$75,077,391	$44,828,391	$32,647,594

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2023

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$60,283,741	$38,433,465	$67,001,820	$104,841,494	$61,319,046
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	23,041	27,185	11,170

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,873	3,093	5,321	8,295	5,031
Payable for securities purchased	3,490	57,291	—	—	—

Total Net Assets	$60,275,378	$38,373,081	$67,019,540	$104,860,384	$61,325,185

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$4,388,744	$4,359,558	$13,886,561	$20,137,943	$3,716,147
Diversifier II/Optimizer/Retirement Planner VA	715,857	668,046	6,840,633	9,694,572	447,981
Inflation Protector Variable Annuity	2,989,596	2,961,822	889,950	3,514,797	6,635,851
Pennant Select	3,546,261	2,697,157	4,769,824	7,425,249	2,103,534
PennFreedom	13,007,794	8,352,741	9,287,515	29,655,401	10,746,183
Smart Foundation Flex	6,956,437	3,643,481	2,951,335	7,363,741	8,835,357
Smart Foundation Plus	9,643,772	5,168,405	17,242,849	13,056,886	9,863,224
Smart Foundation VA	19,026,917	10,521,871	11,086,376	14,011,795	18,976,908
Smart Foundation Advisory VA	—	—	64,497	—	—

Total Net Assets	$60,275,378	$38,373,081	$67,019,540	$104,860,384	$61,325,185

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$37.10	$31.02	$36.46	$62.94	$25.63

Diversifier II/Optimizer/Retirement Planner VA	$37.97	$31.74	$69.43	$93.94	$26.23

Inflation Protector Variable Annuity	$35.43	$28.86	$28.02	$28.76	$27.76

Pennant Select	$37.39	$31.26	$36.92	$63.73	$25.83

PennFreedom	$36.82	$30.78	$22.20	$48.75	$25.44

Smart Foundation Flex	$31.38	$26.54	$27.04	$24.23	$24.22

Smart Foundation Plus	$31.57	$26.70	$27.20	$24.37	$24.37

Smart Foundation VA	$32.33	$27.35	$27.86	$24.97	$24.96

Smart Foundation Advisory VA	$21.63	$15.07	$19.15	$14.24	$15.29

Number of Shares	1,310,440	1,003,036	1,094,820	2,165,813	1,942,059
Cost of Investments	$54,648,297	$28,474,131	$49,786,961	$74,094,276	$49,084,104

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2023

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$50,665,617	$148,679,383	$48,704,950	$68,081,929	$55,343,673
Dividends receivable	—	—	—	—	—
Receivable for securities sold	15,416	65,032	49,522	—	4,492

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,142	11,725	3,879	5,468	4,517
Payable for securities purchased	—	—	—	6,208	—

Total Net Assets	$50,676,891	$148,732,690	$48,750,593	$68,070,253	$55,343,648

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$3,896,211	$33,869,302	$9,654,127	$12,473,943	$7,833,723
Diversifier II/Optimizer/Retirement Planner VA	647,030	14,866,414	1,696,221	2,998,623	387,318
Inflation Protector Variable Annuity	6,285,877	5,653,303	2,066,300	4,576,938	6,651,918
Pennant Select	2,526,625	11,451,124	4,081,255	3,864,137	3,542,289
PennFreedom	11,383,476	36,220,438	14,778,797	14,196,618	8,509,010
Smart Foundation Flex	6,297,664	9,796,811	3,077,571	6,530,209	7,230,418
Smart Foundation Plus	6,807,426	17,690,623	5,850,479	9,595,777	7,570,093
Smart Foundation VA	12,832,582	19,101,004	7,545,843	13,834,008	13,618,879
Smart Foundation Advisory VA	—	83,671	—	—	—

Total Net Assets	$50,676,891	$148,732,690	$48,750,593	$68,070,253	$55,343,648

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$14.17	$29.84	$8.88	$42.97	$21.76

Diversifier II/Optimizer/Retirement Planner VA	$14.50	$67.41	$9.09	$44.39	$22.27

Inflation Protector Variable Annuity	$15.63	$19.75	$8.57	$25.18	$23.19

Pennant Select	$14.28	$30.22	$8.95	$43.44	$21.93

PennFreedom	$14.06	$37.81	$8.82	$42.51	$21.59

Smart Foundation Flex	$16.71	$18.32	$9.30	$22.39	$21.55

Smart Foundation Plus	$16.81	$18.43	$9.36	$22.52	$21.68

Smart Foundation VA	$17.22	$18.87	$9.58	$23.07	$22.21

Smart Foundation Advisory VA	$14.89	$16.70	$10.44	$15.27	$16.15

Number of Shares	2,897,715	3,769,499	4,444,346	2,168,017	2,084,677
Cost of Investments	$40,919,859	$105,028,292	$54,049,568	$50,831,118	$38,673,527

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2023

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$188,119,867	$201,348,120	$75,836,618	$42,949,230
Dividends receivable	—	—	—	—
Receivable for securities sold	12,877	19,010	7,947	9,948

Liabilities:
Due to The Penn Mutual Life Insurance Company	15,450	16,404	6,213	3,505
Payable for securities purchased	—	—	—	—

Total Net Assets	$188,117,294	$201,350,726	$75,838,352	$42,955,673

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$30,328,608	$32,465,928	$11,230,039	$9,678,675
Diversifier II/Optimizer/Retirement Planner VA	1,103,415	1,542,286	879,620	413,983
Inflation Protector Variable Annuity	23,271,935	22,895,852	6,040,296	2,622,260
Pennant Select	13,197,393	21,910,825	7,981,087	3,633,238
PennFreedom	35,740,882	38,303,980	12,269,389	7,167,013
Smart Foundation Flex	30,003,936	27,368,129	7,779,498	2,756,383
Smart Foundation Plus	25,380,020	25,617,369	19,893,200	12,677,635
Smart Foundation VA	29,091,105	31,246,357	9,765,223	4,006,486
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$188,117,294	$201,350,726	$75,838,352	$42,955,673

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$22.43	$19.19	$16.83	$14.20

Diversifier II/Optimizer/Retirement Planner VA	$22.95	$19.63	$17.22	$14.53

Inflation Protector Variable Annuity	$21.83	$18.81	$16.05	$13.09

Pennant Select	$22.60	$19.34	$16.96	$14.31

PennFreedom	$22.26	$19.04	$16.70	$14.09

Smart Foundation Flex	$20.29	$17.53	$15.10	$12.54

Smart Foundation Plus	$20.42	$17.64	$15.19	$12.61

Smart Foundation VA	$20.91	$18.06	$15.56	$12.92

Smart Foundation Advisory VA	$15.85	$14.70	$13.66	$12.44

Number of Shares	6,903,954	8,672,142	3,743,562	2,519,600
Cost of Investments	$121,961,293	$130,748,132	$62,918,472	$39,604,209

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2023

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$4,999,431	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,532,625	639,942	2,052,869	1,296,498	59,193,438
Contract administration charges	167,380	70,346	226,098	138,106	6,397,618

Net investment income (loss)	3,299,426	(710,288)	(2,278,967)	(1,434,604)	(65,591,056)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	173,910	1,323,082	5,425,264	259,392,962
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	173,910	1,323,082	5,425,264	259,392,962
Net change in unrealized gain (loss) of investments	—	3,070,110	8,709,536	4,984,834	495,061,062

Net realized and unrealized gain (loss) on investments	—	3,244,020	10,032,618	10,410,098	754,454,024

Net increase (decrease) in net assets resulting from operations	$3,299,426	$2,533,732	$7,753,651	$8,975,494	$688,862,968

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2023

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	666,157	2,845,939	613,408	713,287	1,177,810
Contract administration charges	66,622	289,385	67,306	62,847	105,341

Net investment income (loss)	(732,779)	(3,135,324)	(680,714)	(776,134)	(1,283,151)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,680,124	18,033,657	5,749,800	1,858,460	7,961,679
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,680,124	18,033,657	5,749,800	1,858,460	7,961,679
Net change in unrealized gain (loss) of investments	5,589,362	63,506,715	4,040,102	14,698,135	1,985,228

Net realized and unrealized gain (loss) on investments	8,269,486	81,540,372	9,789,902	16,556,595	9,946,907

Net increase (decrease) in net assets resulting from operations	$7,536,707	$78,405,048	$9,109,188	$15,780,461	$8,663,756

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2023

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	946,522	5,075,991	1,287,471	758,065	576,776
Contract administration charges	95,840	540,910	135,514	76,764	63,356

Net investment income (loss)	(1,042,362)	(5,616,901)	(1,422,985)	(834,829)	(640,132)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	7,614,804	24,986,298	8,534,129	2,255,134	4,281,565
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	7,614,804	24,986,298	8,534,129	2,255,134	4,281,565
Net change in unrealized gain (loss) of investments	(1,957,092)	62,423,589	9,319,446	3,892,437	(1,834,431)

Net realized and unrealized gain (loss) on investments	5,657,712	87,409,887	17,853,575	6,147,571	2,447,134

Net increase (decrease) in net assets resulting from operations	$4,615,350	$81,792,986	$16,430,590	$5,312,742	$1,807,002

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2023

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	763,502	484,714	867,856	1,338,502	772,930
Contract administration charges	84,823	53,470	88,905	138,746	85,025

Net investment income (loss)	(848,325)	(538,184)	(956,761)	(1,477,248)	(857,955)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,923,567	1,861,916	3,778,915	6,067,631	2,163,175
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,923,567	1,861,916	3,778,915	6,067,631	2,163,175
Net change in unrealized gain (loss) of investments	4,733,998	3,763,474	7,374,360	4,760,529	6,550,708

Net realized and unrealized gain (loss) on investments	7,657,565	5,625,390	11,153,275	10,828,160	8,713,883

Net increase (decrease) in net assets resulting from operations	$6,809,240	$5,087,206	$10,196,514	$9,350,912	$7,855,928

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2023

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	645,343	1,957,807	663,409	879,316	716,031
Contract administration charges	70,991	202,698	73,159	95,210	79,247

Net investment income (loss)	(716,334)	(2,160,505)	(736,568)	(974,526)	(795,278)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,953,521	9,894,057	(648,830)	3,943,263	2,516,742
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	1,953,521	9,894,057	(648,830)	3,943,263	2,516,742
Net change in unrealized gain (loss) of investments	5,654,918	11,446,271	1,454,419	3,609,868	5,093,965

Net realized and unrealized gain (loss) on investments	7,608,439	21,340,328	805,589	7,553,131	7,610,707

Net increase (decrease) in net assets resulting from operations	$6,892,105	$19,179,823	$69,021	$6,578,605	$6,815,429

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2023

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	2,470,864	2,748,228	1,039,670	583,234
Contract administration charges	272,528	304,554	113,422	64,401

Net investment income (loss)	(2,743,392)	(3,052,782)	(1,153,092)	(647,635)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	9,957,837	14,383,458	3,735,196	1,051,088
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	9,957,837	14,383,458	3,735,196	1,051,088
Net change in unrealized gain (loss) of investments	14,645,153	10,037,540	4,107,960	2,652,728

Net realized and unrealized gain (loss) on investments	24,602,990	24,420,998	7,843,156	3,703,816

Net increase (decrease) in net assets resulting from operations	$21,859,598	$21,368,216	$6,690,064	$3,056,181

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$3,299,426	$(1,681,399)	$(710,288)	$(838,932)	$(2,278,967)	$(2,599,928)
Net realized gains (losses) from investment transactions	—	—	173,910	545,298	1,323,082	3,981,977
Net change in unrealized gain (loss) of investments	—	—	3,070,110	(3,250,622)	8,709,536	(31,472,799)

Net increase (decrease) in net assets resulting from operations	3,299,426	(1,681,399)	2,533,732	(3,544,256)	7,753,651	(30,090,750)

Variable Annuity Activities:
Purchase payments	9,510,601	7,482,614	2,476,593	6,586,980	2,214,214	4,295,038
Surrender benefits	(66,025,540)	(45,487,865)	(11,269,444)	(6,585,460)	(14,719,028)	(14,927,593)
Net transfers	44,551,600	32,590,177	(294,462)	(4,196,150)	6,004,568	(9,016,456)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(1,204,005)	(1,620,823)	(519,798)	(581,933)	(1,629,804)	(1,765,229)
Annuity benefits	(4,573,089)	(1,659,485)	(588,513)	(1,067,069)	(1,635,536)	(2,921,475)

Net increase (decrease) in net assets resulting from variable annuity activities	(17,740,433)	(8,695,382)	(10,195,624)	(5,843,632)	(9,765,586)	(24,335,715)

Total increase (decrease) in net assets	(14,441,007)	(10,376,781)	(7,661,892)	(9,387,888)	(2,011,935)	(54,426,465)
Net Assets:
Beginning of year	125,106,026	135,482,807	53,203,830	62,591,718	155,868,639	210,295,104

End of year	$110,665,019	$125,106,026	$45,541,938	$53,203,830	$153,856,704	$155,868,639

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(1,434,604)	$(1,565,577)	$(65,591,056)	$(65,993,708)	$(732,779)	$(783,403)
Net realized gains (losses) from investment transactions	5,425,264	6,030,393	259,392,962	245,026,565	2,680,124	3,664,184
Net change in unrealized gain (loss) of investments	4,984,834	(13,597,183)	495,061,062	(847,181,917)	5,589,362	(14,016,566)

Net increase (decrease) in net assets resulting from operations	8,975,494	(9,132,367)	688,862,968	(668,149,060)	7,536,707	(11,135,785)

Variable Annuity Activities:
Purchase payments	1,155,316	1,491,174	130,873,637	178,452,801	555,460	509,574
Surrender benefits	(11,950,950)	(10,116,197)	(335,530,186)	(274,164,618)	(3,767,051)	(4,179,048)
Net transfers	349,395	1,342,391	68,392,459	35,917,808	447,509	385,343
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(1,043,610)	(1,079,833)	(49,563,107)	(47,703,771)	(490,668)	(494,074)
Annuity benefits	(1,109,191)	(1,836,498)	(39,372,964)	(36,864,118)	(440,321)	(493,250)

Net increase (decrease) in net assets resulting from variable annuity activities	(12,599,040)	(10,198,963)	(225,200,161)	(144,361,898)	(3,695,071)	(4,271,455)

Total increase (decrease) in net assets	(3,623,546)	(19,331,330)	463,662,807	(812,510,958)	3,841,636	(15,407,240)
Net Assets:
Beginning of year	100,737,737	120,069,067	4,202,248,834	5,014,759,792	48,565,665	63,972,905

End of year	$97,114,191	$100,737,737	$4,665,911,641	$4,202,248,834	$52,407,301	$48,565,665

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(3,135,324)	$(3,306,716)	$(680,714)	$(628,359)	$(776,134)	$(906,135)
Net realized gains (losses) from investment transactions	18,033,657	25,926,981	5,749,800	3,362,712	1,858,460	4,323,154
Net change in unrealized gain (loss) of investments	63,506,715	(152,658,465)	4,040,102	(12,211,439)	14,698,135	(61,848,411)

Net increase (decrease) in net assets resulting from operations	78,405,048	(130,038,200)	9,109,188	(9,477,086)	15,780,461	(58,431,392)

Variable Annuity Activities:
Purchase payments	6,489,824	7,179,601	1,539,127	2,744,199	880,564	1,748,782
Surrender benefits	(15,856,362)	(13,935,591)	(2,779,635)	(2,233,236)	(4,297,275)	(3,494,227)
Net transfers	(678,008)	(14,335,612)	(4,664,415)	8,821,987	(1,553,409)	548,401
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(2,140,460)	(2,233,774)	(486,037)	(415,381)	(488,583)	(539,730)
Annuity benefits	(1,866,821)	(1,199,207)	(452,691)	(756,837)	(102,788)	(427,491)

Net increase (decrease) in net assets resulting from variable annuity activities	(14,051,827)	(24,524,583)	(6,843,651)	8,160,732	(5,561,491)	(2,164,265)

Total increase (decrease) in net assets	64,353,221	(154,562,783)	2,265,537	(1,316,354)	10,218,970	(60,595,657)
Net Assets:
Beginning of year	177,335,135	331,897,918	43,827,132	45,143,486	48,700,347	109,296,004

End of year	$241,688,356	$177,335,135	$46,092,669	$43,827,132	$58,919,317	$48,700,347

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(1,283,151)	$(1,345,648)	$(1,042,362)	$(1,134,101)	$(5,616,901)	$(5,162,509)
Net realized gains (losses) from investment transactions	7,961,679	6,560,265	7,614,804	6,557,764	24,986,298	22,776,736
Net change in unrealized gain
(loss) of investments	1,985,228	(11,108,881)	(1,957,092)	(9,219,885)	62,423,589	(95,314,482)

Net increase (decrease) in net assets resulting from operations	8,663,756	(5,894,264)	4,615,350	(3,796,222)	81,792,986	(77,700,255)

Variable Annuity Activities:
Purchase payments	891,605	1,421,977	853,025	1,794,903	6,572,284	22,009,142
Surrender benefits	(5,704,090)	(6,202,861)	(7,100,441)	(4,895,551)	(24,143,707)	(23,513,781)
Net transfers	(4,211,488)	2,863,702	(3,675,188)	3,286,195	26,268,400	32,941,617
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(652,696)	(657,060)	(662,877)	(681,374)	(4,163,122)	(3,601,322)
Annuity benefits	(732,198)	(679,924)	(855,044)	(631,801)	(4,061,653)	(1,296,825)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,408,867)	(3,254,166)	(11,440,525)	(1,127,628)	472,202	26,538,831

Total increase (decrease) in net assets	(1,745,111)	(9,148,430)	(6,825,175)	(4,923,850)	82,265,188	(51,161,424)
Net Assets:
Beginning of year	93,573,571	102,722,001	78,157,361	83,081,211	342,581,884	393,743,308

End of year	$91,828,460	$93,573,571	$71,332,186	$78,157,361	$424,847,072	$342,581,884

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

(continued)

	Mid Cap Growth Fund		Mid Cap Value Fund		Mid Core Value Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(1,422,985)	$(1,553,330)	$(834,829)	$(915,499)	$(640,132)	$(681,645)
Net realized gains (losses) from investment transactions	8,534,129	10,265,910	2,255,134	2,865,628	4,281,565	3,300,010
Net change in unrealized gain (loss) of investments	9,319,446	(55,003,334)	3,892,437	(6,843,019)	(1,834,431)	(3,893,413)

Net increase (decrease) in net assets resulting from operations	16,430,590	(46,290,754)	5,312,742	(4,892,890)	1,807,002	(1,275,048)

Variable Annuity Activities:
Purchase payments	2,777,138	2,842,275	948,484	1,223,797	925,921	1,967,673
Surrender benefits	(6,656,214)	(6,846,615)	(5,079,876)	(3,969,418)	(4,086,147)	(4,280,126)
Net transfers	(2,400,290)	(3,805,457)	(895,527)	(2,039,564)	(3,636,670)	5,883,238
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(979,655)	(1,036,001)	(518,467)	(543,676)	(512,763)	(538,444)
Annuity benefits	(849,849)	(847,521)	(415,353)	(392,598)	(390,034)	(217,569)

Net increase (decrease) in net assets resulting from variable annuity activities	(8,108,870)	(9,693,319)	(5,960,739)	(5,721,459)	(7,699,693)	2,814,772

Total increase (decrease) in net assets	8,321,720	(55,984,073)	(647,997)	(10,614,349)	(5,892,691)	1,539,724
Net Assets:
Beginning of year	93,032,794	149,016,867	59,322,539	69,936,888	48,188,207	46,648,483

End of year	$101,354,514	$93,032,794	$58,674,542	$59,322,539	$42,295,516	$48,188,207

	SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(848,325)	$(909,490)	$(538,184)	$(618,157)	$(956,761)	$(1,060,924)
Net realized gains (losses) from investment transactions	2,923,567	4,604,937	1,861,916	2,380,248	3,778,915	4,942,149
Net change in unrealized gain (loss) of investments	4,733,998	(28,132,568)	3,763,474	(10,162,697)	7,374,360	(27,571,750)

Net increase (decrease) in net assets resulting from operations	6,809,240	(24,437,121)	5,087,206	(8,400,606)	10,196,514	(23,690,525)

Variable Annuity Activities:
Purchase payments	2,075,425	2,488,563	881,050	954,678	1,226,957	1,459,068
Surrender benefits	(2,937,629)	(2,931,151)	(2,968,074)	(2,478,655)	(3,901,688)	(4,001,605)
Net transfers	(612,044)	(1,678,778)	(1,281,996)	(1,542,212)	(3,397,069)	(3,769,507)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(730,118)	(751,623)	(451,900)	(484,161)	(641,274)	(697,164)
Annuity benefits	(127,168)	(447,307)	(441,509)	(405,414)	(337,479)	(578,444)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,331,534)	(3,320,296)	(4,262,429)	(3,955,764)	(7,050,553)	(7,587,652)

Total increase (decrease) in net assets	4,477,706	(27,757,417)	824,777	(12,356,370)	3,145,961	(31,278,177)
Net Assets:
Beginning of year	55,797,671	83,555,088	37,548,303	49,904,673	63,873,577	95,151,754

End of year	$60,275,377	$55,797,671	$38,373,080	$37,548,303	$67,019,538	$63,873,577

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

(continued)

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(1,477,248)	$(1,703,745)	$(857,955)	$(862,774)	$(716,334)	$(696,557)
Net realized gains (losses) from investment transactions	6,067,631	7,194,891	2,163,175	2,773,297	1,953,521	1,455,156
Net change in unrealized gain (loss) of investments	4,760,529	(26,781,421)	6,550,708	(17,116,701)	5,654,918	(9,748,397)

Net increase (decrease) in net assets resulting from operations	9,350,912	(21,290,275)	7,855,928	(15,206,178)	6,892,105	(8,989,798)

Variable Annuity Activities:
Purchase payments	1,410,788	1,455,245	949,472	3,141,775	474,706	829,409
Surrender benefits	(8,348,207)	(8,250,127)	(3,547,773)	(4,229,187)	(3,241,667)	(3,198,421)
Net transfers	(1,836,949)	(826,617)	2,079,831	5,157,415	1,172,108	3,141,324
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(959,540)	(1,054,767)	(754,000)	(712,237)	(654,936)	(605,969)
Annuity benefits	(998,152)	(1,037,477)	(574,949)	(275,930)	(467,189)	(201,742)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,732,060)	(9,713,743)	(1,847,419)	3,081,836	(2,716,978)	(35,399)

Total increase (decrease) in net assets	(1,381,148)	(31,004,018)	6,008,509	(12,124,342)	4,175,127	(9,025,197)
Net Assets:
Beginning of year	106,241,533	137,245,551	55,316,677	67,441,019	46,501,766	55,526,963

End of year	$104,860,385	$106,241,533	$61,325,186	$55,316,677	$50,676,893	$46,501,766

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(2,160,505)	$(2,339,434)	$(736,568)	$(900,098)	$(974,526)	$(1,175,983)
Net realized gains (losses) from investment transactions	9,894,057	10,048,938	(648,830)	420,714	3,943,263	5,208,150
Net change in unrealized gain (loss) of investments	11,446,271	(54,723,383)	1,454,419	(18,012,131)	3,609,868	(29,201,098)

Net increase (decrease) in net assets resulting from operations	19,179,823	(47,013,879)	69,021	(18,491,515)	6,578,605	(25,168,931)

Variable Annuity Activities:
Purchase payments	1,567,472	2,450,183	552,395	1,157,456	979,138	1,326,311
Surrender benefits	(12,243,149)	(11,679,076)	(4,646,367)	(3,965,739)	(5,970,648)	(4,388,987)
Net transfers	(5,121,700)	78,699	559,054	(2,544,887)	(145,753)	1,148,857
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(1,455,033)	(1,529,004)	(607,176)	(703,365)	(737,992)	(809,556)
Annuity benefits	(1,035,916)	(1,615,166)	(270,679)	(188,884)	(638,433)	(866,373)

Net increase (decrease) in net assets resulting from variable annuity activities	(18,288,326)	(12,294,364)	(4,412,773)	(6,245,419)	(6,513,688)	(3,589,748)

Total increase (decrease) in net assets	891,497	(59,308,243)	(4,343,752)	(24,736,934)	64,917	(28,758,679)
Net Assets:
Beginning of year	147,841,193	207,149,436	53,094,346	77,831,280	68,005,336	96,764,015

End of year	$148,732,690	$147,841,193	$48,750,594	$53,094,346	$68,070,253	$68,005,336

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

(continued)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(795,278)	$(831,400)	$(2,743,392)	$(2,918,355)	$(3,052,782)	$(3,438,260)
Net realized gains (losses) from investment transactions	2,516,742	2,714,955	9,957,837	10,199,759	14,383,458	13,310,028
Net change in unrealized gain (loss) of investments	5,093,965	(12,807,360)	14,645,153	(42,808,308)	10,037,540	(50,038,124)

Net increase (decrease) in net assets resulting from operations	6,815,429	(10,923,805)	21,859,598	(35,526,904)	21,368,216	(40,166,356)

Variable Annuity Activities:
Purchase payments	271,250	499,092	2,955,767	2,161,446	796,171	1,449,483
Surrender benefits	(3,594,413)	(4,429,419)	(14,835,024)	(13,637,313)	(19,383,788)	(17,566,830)
Net transfers	1,085,840	868,955	2,143,844	(924,451)	(3,944,262)	(2,669,306)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(675,269)	(667,984)	(2,269,421)	(2,300,428)	(2,780,131)	(2,892,601)
Annuity benefits	(37,950)	(140,992)	(354,492)	(713,053)	(3,611,962)	(2,648,677)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,950,542)	(3,870,348)	(12,359,326)	(15,413,799)	(28,923,972)	(24,327,931)

Total increase (decrease) in net assets	3,864,887	(14,794,153)	9,500,272	(50,940,703)	(7,555,756)	(64,494,287)
Net Assets:
Beginning of year	51,478,760	66,272,913	178,617,022	229,557,725	208,906,482	273,400,769

End of year	$55,343,647	$51,478,760	$188,117,294	$178,617,022	$201,350,726	$208,906,482

	Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$(1,153,092)	$(1,293,479)	$(647,635)	$(720,810)
Net realized gains (losses) from investment transactions	3,735,196	3,872,674	1,051,088	1,304,590
Net change in unrealized gain (loss) of investments	4,107,960	(14,698,420)	2,652,728	(6,590,449)

Net increase (decrease) in net assets resulting from operations	6,690,064	(12,119,225)	3,056,181	(6,006,669)

Variable Annuity Activities:
Purchase payments	815,176	1,961,293	534,479	1,206,338
Surrender benefits	(9,058,842)	(6,629,185)	(5,898,950)	(5,304,540)
Net transfers	140,720	980,017	1,668,993	(42,776)
Payments for supplementary contracts without life contingency	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—
Contract administration charges	(818,429)	(847,468)	(417,090)	(443,907)
Annuity benefits	(1,170,528)	(1,318,319)	(507,695)	(328,473)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,091,903)	(5,853,662)	(4,620,263)	(4,913,358)

Total increase (decrease) in net assets	(3,401,839)	(17,972,887)	(1,564,082)	(10,920,027)
Net Assets:
Beginning of year	79,240,192	97,213,079	44,519,755	55,439,782

End of year	$75,838,353	$79,240,192	$42,955,673	$44,519,755

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2023

Note 1. Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus, Smart Foundation VA and Smart Foundation Advisory VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2. Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment companies.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

Note 2. Significant Accounting Policies (continued)

For the year ended December 31, 2023, consent dividends in Account III were:

Consent Dividends
Money Market Fund	$—
Limited Maturity Bond Fund	1,893,523
Quality Bond Fund	5,965,353
High Yield Bond Fund	5,740,585
Flexibly Managed Fund	144,256,187
Balanced Fund	6,996,493
Large Growth Stock Fund	15,590,380
Large Cap Growth Fund	5,268,335
Large Core Growth Fund	—
Large Cap Value Fund	4,875,393
Large Core Value Fund	5,882,004
Index 500 Fund	28,524,967
Mid Cap Growth Fund	4,889,721
Mid Cap Value Fund	901,346
Mid Core Value Fund	2,045,156
SMID Cap Growth Fund	—
SMID Cap Value Fund	2,804,385
Small Cap Growth Fund	3,258,271
Small Cap Value Fund	738,517
Small Cap Index Fund	2,576,578
Developed International Index Fund	2,537,607
International Equity Fund	45,768
Emerging Markets Equity Fund	186,195
Real Estate Securities Fund	3,895,750
Aggressive Allocation Fund	5,037,280
Moderately Aggressive Allocation Fund	18,778,938
Moderate Allocation Fund	23,426,955
Moderately Conservative Allocation Fund	6,888,269
Conservative Allocation Fund	3,152,433

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to

Note 2. Significant Accounting Policies (continued)

measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3. Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2023:

	Purchases	Sales
Money Market Fund	$53,007,498	$72,444,051
Limited Maturity Bond Fund	9,642,007	20,546,392
Quality Bond Fund	9,395,525	21,433,999
High Yield Bond Fund	3,415,692	17,445,610
Flexibly Managed Fund	43,026,280	333,611,116
Balanced Fund	764,681	5,190,296
Large Growth Stock Fund	11,653,674	28,828,688
Large Cap Growth Fund	2,520,821	10,043,258
Large Core Growth Fund	1,851,419	8,186,413
Large Cap Value Fund	3,070,585	14,759,137
Large Core Value Fund	2,254,965	14,735,347
Index 500 Fund	25,569,917	30,694,124
Mid Cap Growth Fund	4,611,315	14,138,848
Mid Cap Value Fund	2,096,411	8,889,685
Mid Core Value Fund	2,303,948	10,642,342
SMID Cap Growth Fund	3,516,604	6,693,867
SMID Cap Value Fund	1,777,054	6,576,099
Small Cap Growth Fund	1,978,980	9,983,531
Small Cap Value Fund	3,328,602	15,533,853
Small Cap Index Fund	3,731,460	6,434,087
Developed International Index Fund	3,170,223	6,601,311
International Equity Fund	3,011,659	23,454,691
Emerging Markets Equity Fund	3,677,546	8,825,149
Real Estate Securities Fund	2,905,010	10,390,526
Aggressive Allocation Fund	1,470,018	5,213,440
Moderately Aggressive Allocation Fund	4,898,340	19,992,981
Moderate Allocation Fund	1,813,543	33,782,454
Moderately Conservative Allocation Fund	2,332,335	13,574,376
Conservative Allocation Fund	2,304,955	7,571,173

Note 4. Related Party Transactions and Contract Charges

Penn Mutual received $184,546,774 and $186,898,368 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2023 and 2022. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 4. Related Party Transactions and Contract Charges (continued)

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration
Diversifier II / Optimizer	1.25%	None
Commander	1.25%	0.15%
Penn Freedom	1.30%	0.15%
Enhanced Credit Variable Annuity	1.25%	0.15%
Pennant Select	1.20%	0.15%
Retirement Planner VA	1.25%	None
Inflation Protector Variable Annuity	1.50%	0.15%
Smart Foundation Flex	1.50%	0.15%
Smart Foundation Plus	1.45%	0.15%
Smart Foundation VA	1.25%	0.15%
Smart Foundation Advisory VA	0.25%	0.15%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II / Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Advisory VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charge
Diversifier II / Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.
Smart Foundation Advisory VA	Maximum charge of 3% of purchase payments received. Charges do not apply after 3 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%.

Note 5.  Accumulation Units

The accumulation units are as follows:

	December 31, 2023			December 31, 2022
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	5,804,360	(7,847,531)	11,615,623	8,104,408	(9,022,792)	13,658,794
Limited Maturity Bond Fund	896,784	(1,837,889)	3,992,938	1,527,574	(2,005,239)	4,934,043
Quality Bond Fund	841,065	(1,484,360)	11,703,749	536,803	(2,353,297)	12,347,044
High Yield Bond Fund	187,751	(831,643)	4,415,428	566,732	(997,217)	5,059,320
Flexibly Managed Fund	2,507,513	(7,266,402)	120,376,697	3,782,466	(5,839,039)	125,135,586
Balanced Fund	39,697	(200,251)	2,157,251	90,277	(274,027)	2,317,805
Large Growth Stock Fund	410,004	(847,658)	6,182,043	424,327	(1,265,134)	6,619,697
Large Cap Growth Fund	81,570	(294,859)	1,315,497	393,272	(120,311)	1,528,786
Large Core Growth Fund	92,645	(330,318)	2,300,648	258,240	(341,400)	2,538,321
Large Cap Value Fund	118,574	(467,859)	2,600,833	266,980	(326,747)	2,950,118
Large Core Value Fund	97,554	(560,380)	2,760,493	287,357	(346,824)	3,223,319
Index 500 Fund	796,750	(731,505)	10,545,705	1,498,733	(628,915)	10,480,460
Mid Cap Growth Fund	160,022	(417,776)	2,965,826	168,609	(477,419)	3,223,580
Mid Cap Value Fund	112,274	(344,458)	2,184,511	114,609	(325,479)	2,416,695
Mid Core Value Fund	81,742	(338,137)	1,283,538	283,497	(179,032)	1,539,933
SMID Cap Growth Fund	120,924	(189,797)	1,785,435	177,626	(275,243)	1,854,308
SMID Cap Value Fund	73,830	(242,411)	1,337,506	80,621	(233,661)	1,506,087
Small Cap Growth Fund	91,695	(337,035)	2,203,199	89,817	(343,202)	2,448,539
Small Cap Value Fund	112,388	(422,008)	2,671,179	92,116	(310,871)	2,980,799
Small Cap Index Fund	176,791	(256,900)	2,435,128	381,524	(246,869)	2,515,237
Developed International Index Fund	212,537	(430,462)	3,235,877	350,990	(362,053)	3,453,802
International Equity Fund	152,145	(900,117)	5,491,079	314,575	(793,203)	6,239,051
Emerging Markets Equity Fund	416,557	(908,713)	5,390,574	255,924	(889,437)	5,882,730
Real Estate Securities Fund	126,218	(365,167)	2,280,165	175,795	(275,751)	2,519,114
Aggressive Allocation Fund	75,681	(221,411)	2,517,941	61,621	(251,917)	2,663,671
Moderately Aggressive Allocation Fund	271,769	(871,270)	8,769,986	114,019	(877,724)	9,369,487
Moderate Allocation Fund	115,029	(1,773,876)	10,877,318	127,333	(1,515,094)	12,536,165
Moderately Conservative Allocation Fund	165,608	(820,380)	4,752,096	380,687	(772,031)	5,406,868
Conservative Allocation Fund	182,030	(548,026)	3,208,484	186,384	(548,035)	3,574,480

Note 6.  Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The Net Assets calculation in the table below excludes the accrual balance related to the “Due to The Penn Mutual Life Insurance Company” line in the Statement of Assets and Liabilities.

Note 6.  Financial Highlights (continued)

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2023	December 31, 2023			For the Year or Period ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	8.38 to 21.47	11,615,623	8.61 to 22.16	110,673,992	4.38	0.40 to 1.65	2.79 to 4.07
Limited Maturity Bond Fund	9.31 to 16.96	3,992,938	9.8 to 17.91	45,545,604	—	0.40 to 1.65	5.22 to 6.54
Quality Bond Fund	9.78 to 40.67	11,703,749	10.27 to 42.89	153,869,079	—	0.40 to 1.65	5.04 to 6.36
High Yield Bond Fund	12.56 to 108.13	4,415,428	13.91 to 118.76	97,121,970	—	0.40 to 1.65	9.4 to 10.77
Flexibly Managed Fund	17.2 to 452.03	120,376,697	20.32 to 529.36	4,666,289,177	—	0.40 to 1.65	16.64 to 18.1
Balanced Fund	14.61 to 22.92	2,157,251	17.15 to 26.67	52,411,485	—	0.40 to 1.65	15.92 to 17.37
Large Growth Stock Fund	16.14 to 125.3	6,182,043	23.69 to 182.29	241,707,582	—	0.40 to 1.65	44.9 to 46.72
Large Cap Growth Fund	21.88 to 31.31	1,315,497	26.98 to 38.15	46,096,374	—	0.40 to 1.65	21.82 to 23.35
Large Core Growth Fund	13.38 to 21.98	2,300,648	18.04 to 29.28	58,923,832	—	0.40 to 1.65	33.17 to 34.84
Large Cap Value Fund	15.98 to 122.81	2,600,833	17.78 to 135.46	91,835,584	—	0.40 to 1.65	9.86 to 11.24
Large Core Value Fund	16.85 to 27.09	2,760,493	18.17 to 28.87	71,337,768	—	0.40 to 1.65	6.54 to 7.88
Index 500 Fund	18.37 to 52.93	10,545,705	23.03 to 65.79	424,881,466	—	0.40 to 1.65	23.81 to 25.36
Mid Cap Growth Fund	20.75 to 51.15	2,965,826	24.78 to 60.56	101,362,559	—	0.40 to 1.65	17.94 to 19.42
Mid Cap Value Fund	11.23 to 47.96	2,184,511	12.46 to 52.75	58,679,223	—	0.40 to 1.65	9.56 to 10.93
Mid Core Value Fund	15.03 to 37.64	1,283,538	15.86 to 39.37	42,298,879	—	0.40 to 1.65	4.2 to 5.51
SMID Cap Growth Fund	19.05 to 33.73	1,785,435	21.63 to 37.97	60,280,251	—	0.40 to 1.65	12.12 to 13.52
SMID Cap Value Fund	12.97 to 27.55	1,337,506	15.07 to 31.74	38,376,174	—	0.40 to 1.65	14.78 to 16.22
Small Cap Growth Fund	16.21 to 59.26	2,203,199	19.15 to 69.43	67,024,861	—	0.40 to 1.65	16.71 to 18.17
Small Cap Value Fund	12.83 to 85.37	2,671,179	14.24 to 93.94	104,868,679	—	0.40 to 1.65	9.59 to 10.97
Small Cap Index Fund	13.2 to 24.28	2,435,128	15.29 to 27.76	61,330,216	—	0.40 to 1.65	14.33 to 15.77
Developed International Index Fund	12.17 to 14.89	3,235,877	14.06 to 17.22	50,681,033	—	0.40 to 1.65	15.31 to 16.76
International Equity Fund	14.55 to 59.23	5,491,079	16.7 to 67.41	148,744,415	—	0.40 to 1.65	13.36 to 14.79
Emerging Markets Equity Fund	8.57 to 10.31	5,390,574	8.57 to 10.44	48,754,472	—	0.40 to 1.65	0.01 to 1.26
Real Estate Securities Fund	13.72 to 40.21	2,280,165	15.27 to 44.39	68,075,721	—	0.40 to 1.65	9.96 to 11.34
Aggressive Allocation Fund	14.05 to 20.43	2,517,941	16.15 to 23.19	55,348,165	—	0.40 to 1.65	13.5 to 14.93
Moderately Aggressive Allocation Fund	13.9 to 20.3	8,769,986	15.85 to 22.95	188,132,744	—	0.40 to 1.65	12.58 to 13.99
Moderate Allocation Fund	13.09 to 17.63	10,877,318	14.7 to 19.63	201,367,130	—	0.40 to 1.65	10.93 to 12.32
Moderately Conservative Allocation Fund	12.39 to 15.75	4,752,096	13.66 to 17.22	75,844,565	—	0.40 to 1.65	8.9 to 10.27
Conservative Allocation Fund	11.45 to 13.49	3,208,484	12.44 to 14.53	42,959,178	—	0.40 to 1.65	7.24 to 8.58
Mid Cap Growth Fund	20.75 to 51.15	2,965,826	24.78 to 60.56	101,362,559	—	0.40 to 1.65	17.94 to 19.42
Mid Cap Value Fund	11.23 to 47.96	2,184,511	12.46 to 52.75	58,679,223	—	0.40 to 1.65	9.56 to 10.93
Mid Core Value Fund	15.03 to 37.64	1,283,538	15.86 to 39.37	42,298,879	—	0.40 to 1.65	4.2 to 5.51
SMID Cap Growth Fund	19.05 to 33.73	1,785,435	21.63 to 37.97	60,280,251	—	0.40 to 1.65	12.12 to 13.52
SMID Cap Value Fund	12.97 to 27.55	1,337,506	15.07 to 31.74	38,376,174	—	0.40 to 1.65	14.78 to 16.22
Small Cap Growth Fund	16.21 to 59.26	2,203,199	19.15 to 69.43	67,024,861	—	0.40 to 1.65	16.71 to 18.17
Small Cap Value Fund	12.83 to 85.37	2,671,179	14.24 to 93.94	104,868,679	—	0.40 to 1.65	9.59 to 10.97
Small Cap Index Fund	13.2 to 24.28	2,435,128	15.29 to 27.76	61,330,216	—	0.40 to 1.65	14.33 to 15.77
Developed International Index Fund	12.17 to 14.89	3,235,877	14.06 to 17.22	50,681,033	—	0.40 to 1.65	15.31 to 16.76
International Equity Fund	14.55 to 59.23	5,491,079	16.7 to 67.41	148,744,415	—	0.40 to 1.65	13.36 to 14.79
Emerging Markets Equity Fund	8.57 to 10.31	5,390,574	8.57 to 10.44	48,754,472	—	0.40 to 1.65	0.01 to 1.26
Real Estate Securities Fund	13.72 to 40.21	2,280,165	15.27 to 44.39	68,075,721	—	0.40 to 1.65	9.96 to 11.34
Aggressive Allocation Fund	14.05 to 20.43	2,517,941	16.15 to 23.19	55,348,165	—	0.40 to 1.65	13.5 to 14.93
Moderately Aggressive Allocation Fund	13.9 to 20.3	8,769,986	15.85 to 22.95	188,132,744	—	0.40 to 1.65	12.58 to 13.99
Moderate Allocation Fund	13.09 to 17.63	10,877,318	14.7 to 19.63	201,367,130	—	0.40 to 1.65	10.93 to 12.32
Moderately Conservative Allocation Fund	12.39 to 15.75	4,752,096	13.66 to 17.22	75,844,565	—	0.40 to 1.65	8.9 to 10.27
Conservative Allocation Fund	11.45 to 13.49	3,208,484	12.44 to 14.53	42,959,178	—	0.40 to 1.65	7.24 to 8.58

Note 6.  Financial Highlights (continued)

	January 1, 2022	December 31, 2022			For the Year or Period ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	8.49 to 21.68	13,658,794	8.38 to 21.47	125,111,114	0.25	0.40 to 1.65	-1.37 to -0.13
Limited Maturity Bond Fund	9.91 to 17.98	4,934,043	9.31 to 16.96	53,205,969	—	0.40 to 1.65	-6.04 to -4.86
Quality Bond Fund	11.51 to 47.68	12,347,044	9.78 to 40.67	155,874,935	—	0.40 to 1.65	-15.04 to -13.98
High Yield Bond Fund	13.45 to 116.84	5,059,320	12.56 to 108.13	100,741,790	—	0.40 to 1.65	-7.82 to -6.67
Flexibly Managed Fund	19.66 to 520.86	125,135,586	17.2 to 452.03	4,202,419,988	—	0.40 to 1.65	-13.56 to -12.47
Balanced Fund	17.58 to 27.81	2,317,805	14.61 to 22.92	48,567,614	—	0.40 to 1.65	-17.93 to -16.9
Large Growth Stock Fund	26.8 to 209.76	6,619,697	16.14 to 125.3	177,342,224	—	0.40 to 1.65	-40.5 to -39.76
Large Cap Growth Fund	27.18 to 39.39	1,528,786	21.88 to 31.31	43,828,910	—	0.40 to 1.65	-20.51 to -19.51
Large Core Growth Fund	28.88 to 48.06	2,538,321	13.38 to 21.98	48,702,231	—	0.40 to 1.65	-54.26 to -53.68
Large Cap Value Fund	16.76 to 129.87	2,950,118	15.98 to 122.81	93,577,230	—	0.40 to 1.65	-5.81 to -4.63
Large Core Value Fund	17.48 to 28.46	3,223,319	16.85 to 27.09	78,160,438	—	0.40 to 1.65	-4.8 to -3.61
Index 500 Fund	22.57 to 65.59	10,480,460	18.37 to 52.93	342,595,786	—	0.40 to 1.65	-19.62 to -18.61
Mid Cap Growth Fund	30.05 to 74.7	3,223,580	20.75 to 51.15	93,036,516	—	0.40 to 1.65	-31.81 to -30.95
Mid Cap Value Fund	11.95 to 51.46	2,416,695	11.23 to 47.96	59,324,927	—	0.40 to 1.65	-7.18 to -6.01
Mid Core Value Fund	15.32 to 38.68	1,539,933	15.03 to 37.64	48,190,139	—	0.40 to 1.65	-3.09 to -1.88
SMID Cap Growth Fund	26.75 to 47.75	1,854,308	19.05 to 33.73	55,799,949	—	0.40 to 1.65	-29.65 to -28.76
SMID Cap Value Fund	15.49 to 33.19	1,506,087	12.97 to 27.55	37,549,830	—	0.40 to 1.65	-17.34 to -16.3
Small Cap Growth Fund	21.48 to 79.2	2,448,539	16.21 to 59.26	63,876,137	—	0.40 to 1.65	-25.48 to -24.54
Small Cap Value Fund	15.11 to 101.38	2,980,799	12.83 to 85.37	106,245,770	—	0.40 to 1.65	-16.13 to -15.07
Small Cap Index Fund	16.79 to 31.27	2,515,237	13.2 to 24.28	55,318,961	—	0.40 to 1.65	-22.35 to -21.38
Developed International Index Fund	14.58 to 17.84	3,453,802	12.17 to 14.89	46,503,681	—	0.40 to 1.65	-16.71 to -15.66
International Equity Fund	18.68 to 76.7	6,239,051	14.55 to 59.23	147,847,119	—	0.40 to 1.65	-23.09 to -22.12
Emerging Markets Equity Fund	11.38 to 13.51	5,882,730	8.57 to 10.31	53,096,486	—	0.40 to 1.65	-24.67 to -23.73
Real Estate Securities Fund	18.45 to 54.54	2,519,114	13.72 to 40.21	68,008,105	—	0.40 to 1.65	-26.57 to -25.65
Aggressive Allocation Fund	16.69 to 24.58	2,663,671	14.05 to 20.43	51,480,880	—	0.40 to 1.65	-16.88 to -15.83
Moderately Aggressive Allocation Fund	16.32 to 24.04	9,369,487	13.9 to 20.3	178,624,396	—	0.40 to 1.65	-15.87 to -14.82
Moderate Allocation Fund	15.25 to 20.71	12,536,165	13.09 to 17.63	208,915,044	—	0.40 to 1.65	-15.22 to -14.16
Moderately Conservative Allocation Fund	14.02 to 17.98	5,406,868	12.39 to 15.75	79,243,450	—	0.40 to 1.65	-12.74 to -11.65
Conservative Allocation Fund	12.76 to 15.16	3,574,480	11.45 to 13.49	44,521,581	—	0.40 to 1.65	-11.33 to -10.22

	January 1, 2021	December 31, 2021			For the Year or Period ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$8.63 to 21.95	14,577,178	8.49 to 21.68	135,482,807	0.01	0.40 to 1.65	-1.63 to -0.39
Limited Maturity Bond Fund	10.04 to 18.14	5,411,708	9.91 to 17.98	62,591,718	—	0.40 to 1.65	-1.27 to -0.03
Quality Bond Fund	11.79 to 48.61	14,163,538	11.51 to 47.68	210,295,104	—	0.40 to 1.65	-2.32 to -1.09
High Yield Bond Fund	12.85 to 112.55	5,489,805	13.45 to 116.84	120,069,067	—	0.40 to 1.65	3.40 to 4.70
Flexibly Managed Fund	16.68 to 445.88	127,192,159	19.66 to 520.86	5,014,759,792	—	0.40 to 1.65	16.35 to 17.81
Balanced Fund	15.25 to 24.33	2,501,555	17.58 to 27.81	63,972,905	—	0.40 to 1.65	13.87 to 15.31
Large Growth Stock Fund	23.11 to 182.42	7,460,504	26.8 to 209.76	331,897,918	—	0.40 to 1.65	14.53 to 15.97
Large Cap Growth Fund	21.68 to 31.82	1,255,825	27.18 to 39.39	45,143,486	—	0.40 to 1.65	23.79 to 25.35
Large Core Growth Fund	30.18 to 50.86	2,621,481	28.88 to 48.06	109,296,004	—	0.40 to 1.65	-5.51 to -4.32
Large Cap Value Fund	13.16 to 102.83	3,009,885	16.76 to 129.87	102,722,001	—	0.40 to 1.65	25.79 to 27.37
Large Core Value Fund	14.1 to 23.25	3,282,786	17.48 to 28.46	83,081,211	—	0.40 to 1.65	22.43 to 23.96
Index 500 Fund	17.66 to 51.77	9,610,642	22.57 to 65.59	393,743,308	—	0.40 to 1.65	26.19 to 27.78
Mid Cap Growth Fund	25.86 to 64.84	3,532,390	30.05 to 74.7	149,016,867	—	0.40 to 1.65	14.74 to 16.19
Mid Cap Value Fund	10.06 to 43.69	2,627,565	11.95 to 51.46	69,936,888	—	0.40 to 1.65	17.32 to 18.79
Mid Core Value Fund	12.49 to 31.8	1,435,468	15.32 to 38.68	46,648,483	—	0.40 to 1.65	21.15 to 22.67
SMID Cap Growth Fund	24.93 to 44.88	1,951,925	26.75 to 47.75	83,555,088	—	0.40 to 1.65	5.97 to 7.3
SMID Cap Value Fund	11.47 to 24.79	1,659,127	15.49 to 33.19	49,904,673	—	0.40 to 1.65	33.36 to 35.04
Small Cap Growth Fund	19.84 to 73.79	2,701,924	21.48 to 79.2	95,151,754	—	0.40 to 1.65	6.90 to 8.25
Small Cap Value Fund	11.98 to 81.05	3,199,554	15.11 to 101.38	137,245,551	—	0.40 to 1.65	24.59 to 26.16
Small Cap Index Fund	14.74 to 27.8	2,380,582	16.79 to 31.27	67,441,019	—	0.40 to 1.65	12.48 to 13.90

Note 6.  Financial Highlights (continued)

	January 1, 2021	December 31, 2021			For the Year or Period ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Developed International Index Fund	$13.38 to 16.36	3,464,865	$14.58 to 17.84	55,526,963	—	0.40 to 1.65	8.73 to 10.1
International Equity Fund	16.71 to 69.21	6,717,679	18.68 to 76.7	207,149,436	—	0.40 to 1.65	10.39 to 11.78
Emerging Markets Equity Fund	12.26 to 14.38	6,516,243	11.38 to 13.51	77,831,280	—	0.40 to 1.65	-7.17 to -6.00
Real Estate Securities Fund	12.98 to 38.7	2,619,070	18.45 to 54.54	96,764,015	—	0.40 to 1.65	40.37 to 42.13
Aggressive Allocation Fund	14.4 to 21.46	2,853,967	16.69 to 24.58	66,272,913	—	0.40 to 1.65	14.51 to 15.95
Moderately Aggressive Allocation Fund	14.21 to 21.11	10,133,192	16.32 to 24.04	229,557,725	—	0.40 to 1.65	13.44 to 14.87
Moderate Allocation Fund	13.75 to 18.84	13,923,926	15.25 to 20.71	273,400,769	—	0.40 to 1.65	9.5 to 10.88
Moderately Conservative Allocation Fund	12.96 to 16.76	5,798,212	14.02 to 17.98	97,213,079	—	0.40 to 1.65	6.86 to 8.20
Conservative Allocation Fund	12.26 to 14.68	3,936,131	12.76 to 15.16	55,439,782	—	0.40 to 1.65	2.81 to 4.10

	January 1, 2020	December 31, 2020			For the Year or Period ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$8.76 to 22.17	14,058,014	$8.63 to 21.95	133,539,408	0.19	0.40 to 1.65	-1.40 to -0.16
Limited Maturity Bond Fund	9.84 to 17.72	5,677,610	10.04 to 18.14	67,362,010	—	0.40 to 1.65	1.96 to 3.24
Quality Bond Fund	11.05 to 45.39	15,793,611	11.79 to 48.61	239,558,202	—	0.40 to 1.65	6.66 to 8.00
High Yield Bond Fund	12.00 to 105.99	5,509,822	12.85 to 112.55	119,588,123	—	0.40 to 1.65	5.76 to 7.09
Flexibly Managed Fund	14.22 to 383.17	129,181,965	16.68 to 445.88	4,463,998,940	—	0.40 to 1.65	15.9 to 17.36
Balanced Fund	13.34 to 21.46	2,649,797	15.25 to 24.33	59,593,468	—	0.40 to 1.65	12.9 to 14.31
Large Growth Stock Fund	16.94 to 134.85	8,046,618	23.11 to 182.42	308,924,965	—	0.40 to 1.65	34.74 to 36.43
Large Cap Growth Fund	17.82 to 26.49	1,336,836	21.68 to 31.82	38,693,560	—	0.40 to 1.65	20.14 to 21.65
Large Core Growth Fund	17.27 to 29.46	2,719,736	30.18 to 50.86	119,295,891	—	0.40 to 1.65	72.62 to 74.79
Large Cap Value Fund	12.91 to 101.77	3,311,901	13.16 to 102.83	89,869,493	—	0.40 to 1.65	0.64 to 1.91
Large Core Value Fund	13.79 to 23.02	3,582,628	14.1 to 23.25	73,562,648	—	0.40 to 1.65	0.98 to 2.25
Index 500 Fund	14.99 to 44.29	10,235,932	17.66 to 51.77	332,940,681	—	0.40 to 1.65	16.42 to 17.88
Mid Cap Growth Fund	17.37 to 43.92	3,868,006	25.86 to 64.84	141,023,891	—	0.40 to 1.65	47.04 to 48.89
Mid Cap Value Fund	11.52 to 50.44	2,827,907	10.06 to 43.69	64,714,169	—	0.40 to 1.65	-13.72 to -12.64
Mid Core Value Fund	12.34 to 31.70	1,554,812	12.49 to 31.8	41,693,550	—	0.40 to 1.65	-0.07 to 1.19
SMID Cap Growth Fund	16.43 to 29.84	1,932,720	24.93 to 44.88	78,013,724	—	0.40 to 1.65	49.82 to 51.7
SMID Cap Value Fund	11.35 to 24.74	1,788,307	11.47 to 24.79	40,396,026	—	0.40 to 1.65	-0.22 to 1.04
Small Cap Growth Fund	15.08 to 56.57	2,832,873	19.84 to 73.79	94,012,431	—	0.40 to 1.65	29.92 to 31.55
Small Cap Value Fund	11.75 to 80.19	3,514,056	11.98 to 81.05	122,463,347	—	0.40 to 1.65	0.66 to 1.93
Small Cap Index Fund	12.40 to 23.68	2,489,135	14.74 to 27.8	62,616,922	—	0.40 to 1.65	17.4 to 18.87
Developed International Index Fund	12.60 to 15.40	3,646,575	13.38 to 16.36	53,607,728	—	0.40 to 1.65	6.01 to 7.35
International Equity Fund	14.60 to 60.97	7,122,025	16.71 to 69.21	200,891,675	—	0.40 to 1.65	13.05 to 14.47
Emerging Markets Equity Fund	11.29 to 13.07	6,938,370	12.26 to 14.38	89,009,182	—	0.40 to 1.65	8.62 to 9.99
Real Estate Securities Fund	13.47 to 40.50	3,232,726	12.98 to 38.7	85,210,706	—	0.40 to 1.65	-4.81 to -3.62
Aggressive Allocation Fund	13.23 to 19.97	3,292,131	14.4 to 21.46	66,757,307	—	0.40 to 1.65	7.46 to 8.81
Moderately Aggressive Allocation Fund	13.04 to 19.53	10,672,175	14.21 to 21.11	213,065,625	—	0.40 to 1.65	7.64 to 8.99
Moderate Allocation Fund	12.58 to 17.38	15,134,234	13.75 to 18.84	271,127,520	—	0.40 to 1.65	7.97 to 9.33
Moderately Conservative Allocation Fund	12.05 to 15.71	5,822,693	12.96 to 16.76	91,908,810	—	0.40 to 1.65	6.25 to 7.59
Conservative Allocation Fund	11.50 to 13.89	4,231,632	12.26 to 14.68	58,019,015	—	0.40 to 1.65	5.28 to 6.60

	January 1, 2019	December 31, 2019			For the Year or Period ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$8.76 to $22.10	8,879,265	$8.76 to 22.17	87,004,951	1.59	0.40 to 1.65	(0.05) to 1.21
Limited Maturity Bond Fund	9.54 to 17.10	6,100,054	9.84 to 17.72	71,922,967	—	0.40 to 1.65	3.18 to 4.48
Quality Bond Fund	10.29 to 42.09	14,983,705	11.05 to 45.39	218,375,302	—	0.40 to 1.65	7.42 to 8.77
High Yield Bond Fund	10.41 to 92.78	5,822,511	12.00 to 105.99	120,486,758	—	0.40 to 1.65	13.79 to 15.22

Note 6.  Financial Highlights (continued)

	January 1, 2019	December 31, 2019			For the Year or Period ended December 31, 2019
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Flexibly Managed Fund	$11.46 to 311.58	132,580,652	$14.22 to 383.17	4,029,560,496	—	0.40 to 1.65	22.49 to 24.03
Balanced Fund	11.01 to 17.86	2,912,582	13.34 to 21.46	58,048,961	—	0.40 to 1.65	19.67 to 21.17
Large Growth Stock Fund	13.04 to 104.68	8,896,672	16.94 to 134.85	250,983,346	—	0.40 to 1.65	28.3 to 29.92
Large Cap Growth Fund	12.80 to 19.27	1,424,613	17.82 to 26.49	34,146,865	—	0.40 to 1.65	37.49 to 39.22
Large Core Growth Fund	13.62 to 23.54	2,804,082	17.27 to 29.46	70,910,750	—	0.40 to 1.65	25.18 to 26.76
Large Cap Value Fund	10.49 to 83.42	3,599,843	12.91 to 101.77	97,325,935	—	0.40 to 1.65	21.51 to 23.04
Large Core Value Fund	10.67 to 18.05	3,675,177	13.79 to 23.02	74,553,819	—	0.40 to 1.65	27.57 to 29.18
Index 500 Fund	11.48 to 34.22	10,413,100	14.99 to 44.29	292,023,242	—	0.40 to 1.65	28.92 to 30.54
Mid Cap Growth Fund	12.64 to 32.23	4,118,440	17.37 to 43.92	102,652,407	—	0.40 to 1.65	35.72 to 37.43
Mid Cap Value Fund	9.88 to 43.64	3,052,959	11.52 to 50.44	81,969,694	—	0.40 to 1.65	15.12 to 16.57
Mid Core Value Fund	9.62 to 24.92	1,699,334	12.34 to 31.70	45,410,699	—	0.40 to 1.65	26.67 to 28.26
SMID Cap Growth Fund	11.96 to 21.90	2,090,885	16.43 to 29.84	56,268,140	—	0.40 to 1.65	35.69 to 37.4
SMID Cap Value Fund	9.51 to 20.90	1,947,553	11.35 to 24.74	44,117,319	—	0.40 to 1.65	17.9 to 19.38
Small Cap Growth Fund	11.81 to 44.67	2,963,845	15.08 to 56.57	75,647,680	—	0.40 to 1.65	26.14 to 27.73
Small Cap Value Fund	9.59 to 66.00	4,051,884	11.75 to 80.19	140,376,163	—	0.40 to 1.65	21.02 to 22.54
Small Cap Index Fund	10.00 to 19.34	2,701,096	12.40 to 23.68	57,835,295	—	0.40 to 1.65	22.45 to 23.98
Developed International Index Fund	10.56 to 12.90	4,000,526	12.60 to 15.40	55,203,116	—	0.40 to 1.65	19.05 to 20.55
International Equity Fund	11.44 to 48.21	7,755,135	14.60 to 60.97	194,796,602	—	0.40 to 1.65	25.97 to 27.55
Emerging Markets Equity Fund	9.67 to 11.06	7,660,255	11.29 to 13.07	90,175,865	—	0.40 to 1.65	16.76 to 18.23
Real Estate Securities Fund	10.21 to 30.95	3,424,046	13.47 to 40.50	95,749,919	—	0.40 to 1.65	30.31 to 31.95
Aggressive Allocation Fund	10.78 to 16.47	3,648,509	13.23 to 19.97	68,785,072	—	0.40 to 1.65	21.24 to 22.77
Moderately Aggressive Allocation Fund	10.75 to 16.24	11,866,599	13.04 to 19.53	220,179,810	—	0.40 to 1.65	19.75 to 21.26
Moderate Allocation Fund	10.64 to 14.83	17,115,082	12.58 to 17.38	283,750,699	—	0.40 to 1.65	16.69 to 18.16
Moderately Conservative Allocation Fund	10.53 to 13.85	6,096,907	12.05 to 15.71	90,595,457	—	0.40 to 1.65	12.95 to 14.37
Conservative Allocation Fund	10.41 to 12.69	4,255,748	11.50 to 13.89	55,566,930	—	0.40 to 1.65	9.05 to 10.42

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.

Note 7. Subsequent Events

Management has evaluated events subsequent to December 31, 2023 and through the Account III Financial Statement date of issuance of April 15, 2024.

PM8675 05/24

The Penn Mutual Life Insurance Company

 2023 Statutory Financial Statements

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statements of income, changes in surplus and cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 16, 2024

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2023	2022

ADMITTED ASSETS
Bonds	$14,731,578	$13,672,878
Stocks:
Preferred	47,867	51,966
Common — affiliated	1,004,684	869,747
Common — unaffiliated	70,420	42,557
Real estate	28,249	29,654
Policy loans	859,986	553,785
Cash and short-term investments	464,241	376,029
Alternative assets	1,105,180	1,188,539
Derivatives	1,271,132	1,172,035
Other invested assets	1,231,889	1,024,353

TOTAL INVESTMENTS	20,815,226	18,981,543

Investment income due and accrued	198,372	155,217
Premiums due and deferred	160,145	151,969
Deferred tax asset	203,156	255,575
Corporate owned life insurance	244,248	228,074
Amounts recoverable from reinsurers	51,551	43,359
Other assets	253,197	66,746
Separate account assets	8,803,569	8,091,620

TOTAL ASSETS	$30,729,464	$27,974,103

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$14,138,339	$12,932,817
Dividends to policyholders payable in the following year	202,919	165,192
Policy claims in process	116,712	75,682
Interest maintenance reserve	11,987	8,726
Asset valuation reserve	345,042	339,347
Drafts outstanding	45,991	41,043
Funds held under coinsurance	1,894,475	1,769,348
Other liabilities	688,887	582,032
Derivatives	1,617,001	1,318,483
Separate account liabilities	8,803,569	8,091,620

TOTAL LIABILITIES	27,864,922	25,324,290

CAPITAL AND SURPLUS
Surplus notes	891,456	891,130
Unassigned surplus	1,973,086	1,758,683

TOTAL CAPITAL AND SURPLUS	2,864,542	2,649,813

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$30,729,464	$27,974,103

The accompanying notes are an integral part of these financial statements.

2023 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income

For the Years Ended December 31,	2023	2022

REVENUE
Premium and annuity considerations	$1,568,675	$858,958
Net investment income	869,516	820,300
Reserve adjustments on reinsurance ceded	502,200	1,119,763
Other revenue	473,063	446,534

TOTAL REVENUE	3,413,454	3,245,555

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,430,834	1,191,034
Increase in reserves for payment of future insurance and annuity benefits	1,433,743	1,494,697
Commissions	227,468	224,991
Operating expenses	344,391	315,381
Other expenses	88,463	73,149
Net transfer from separate accounts	(442,261)	(218,319)

TOTAL BENEFITS AND EXPENSES	3,082,638	3,080,933

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	330,816	164,622

Dividends to policyholders	207,053	172,848

GAIN/(LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	123,763	(8,226)

Federal income tax benefit	(30,413)	(3,579)

GAIN/(LOSS) FROM OPERATIONS	154,176	(4,647)

Net realized capital gains, net of tax	8,978	79,808

NET INCOME	$163,154	$75,161

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Changes in Surplus

For the Years Ended December 31,	2023	2022

SURPLUS
Opening surplus adjustment	$—	$(1,357)
Surplus, beginning of year	2,649,813	2,570,242
Net income	163,154	75,161
Change in:
Reinsurance	(19,447)	(29,101)
Asset valuation reserve	(5,695)	163,826
Net unrealized capital losses, net of tax	(29,822)	(139,650)
Net deferred income tax	(74,132)	10,631
Funded status of postretirement plans, net of tax	1,480	3,381
Surplus notes	326	303
Valuation basis	216,831	—
Nonadmitted assets	(37,966)	(4,980)

Surplus, end of year	$2,864,542	$2,649,813

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2023	2022

OPERATIONS
Premium and annuity considerations	$2,427,959	$2,246,744
Net investment income	932,334	882,090
Other revenue	267,668	247,308

CASH PROVIDED BY OPERATIONS	3,627,961	3,376,142

Benefits paid	1,684,407	1,413,880
Commissions and operating expenses	620,960	607,042
Net transfers from separate accounts	(439,498)	(216,850)
Dividends to policyholders	15,115	14,912
Taxes refunded on operating income and realized investment losses	(28,339)	(138,888)

CASH USED IN OPERATIONS	1,852,645	1,680,096

NET CASH PROVIDED BY OPERATIONS	1,775,316	1,696,046

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,532,520	1,460,296
Preferred and common stocks	36,957	67,724
Alternative assets, real estate and other invested assets	15,849	300,229
Derivatives	15,363	139,322
Miscellaneous proceeds	3,937	(16,943)

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,604,626	1,950,628

Cost of investments acquired:
Bonds	2,695,461	3,145,343
Preferred and common stock	82,384	149,456
Alternative assets, real estate and other invested assets	152,759	410,701
Derivatives	35,545	16,942
Miscellaneous applications	(34,893)	(13,914)

TOTAL COST OF INVESTMENTS ACQUIRED	2,931,256	3,708,528

Net increase in policy loans	(282,531)	(76,420)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,609,161)	(1,834,320)

FINANCING AND MISCELLANEOUS
Net (withdrawals)/deposits on deposit-type contracts	(24,694)	119,502
Other cash applied, net	(53,249)	(8,952)

NET CASH (USED IN)/PROVIDED BY FINANCING AND MISCELLANEOUS	(77,943)	110,550

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	88,212	(27,724)

Cash and short-term investments:
Beginning of year	376,029	403,753

End of year	$464,241	$376,029

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisitions	$(4,817)	$8,588
Premiums paid from benefits, dividends, policy loans and waivers	$206,092	$163,789
Common stock acquired as a return of capital/dividend	$8,697	$8,697
Non-cash disposals	$23,196	$55,995
Reinsurance emerging earnings	$19,447	$29,100

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Vantis Life Insurance Company (“Vantis”), The Penn Insurance and Annuity Company of New York (“PIANY”), Janney Montgomery Scott (“JMS”), LLC, Hornor Townsend & Kent, LLC (“HTK”), Penn Mutual Asset Management, LLC (“PMAM”), and 1847 Insurance Captive, LLC (“1847”) are admitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2023 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.
(u)

Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of the interest credited to policyholders within Benefits paid to policyholders and beneficiaries.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliates are carried at their underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

2023 Statutory Financial Statements	Page 7

($ in Thousands)

During 2023, the Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value from PMAM, JMS, HTK, ISP, PMAM, 1847, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions. In 2022 changes in Private Funds/ PMUBX resulted in an opening surplus adjustment.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2023				2022

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$1,726	$46,757	NA		$168	$40,671	NA
Uncollected loading	(1,681)	(13,722)	NA		(165)	(11,304)	NA

Net uncollected	$45	$33,035	$59	$33,139	$3	$29,367	$108	$29,478

Deferred premium	$20,961	$146,579	NA		$17,080	$133,281	NA
Deferred loading	(20,068)	(15,962)	NA		(16,310)	(8,156)	NA

Net deferred	$893	$130,617	$2	$131,512	$770	$125,125	$3	$125,898

Subtotal — gross deferred and uncollected				164,651				155,376
Nonadmitted				(4,506)				(3,407)

Premiums due and deferred , net				$160,145				$151,969

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

2023 Statutory Financial Statements	Page 9

($ in Thousands)

Included in the total corporate owned life insurance owned by the Company are a block of policies issued by PIA. As of December 31, 2023 and 2022, the cash surrender values of those policies held by the Company were $21,625 and $21,436, respectively.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2023	2022

Equity funds	$122,182	$156,539
Bond funds	1,870	3,171
Money market funds	96,601	43,561
Other	23,595	24,803

Total	$244,248	$228,074

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Computer equipment and packaged software is reported at a cost of $82,556 and $82,353, less accumulated depreciation of $79,065 and $76,858 at December 31, 2023 and 2022, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2023 and 2022 was $3,065 and $4,154, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, certain negative IMR balances, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. In 2023, The Company moved to the 2017 CSO mortality table as the underlying mortality basis for all Whole Life business issued from 2017 through 2019. As a result, the Company recognized a change in valuation basis through an adjustment to surplus for $216,831. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

2023 Statutory Financial Statements	Page 11

($ in Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 11.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $1,991,791 and $2,180,642 as of December 31, 2023 and December 31, 2022, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS The Company recognizes a liability for the funded status of defined benefit pension and postretirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and postretirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2023, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $19,000 and $19,000 for the year ended December 31, 2023 and December 31, 2022, respectively. Total interest paid since the issuance of the 2021 Note is $49,928.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2023 and December 31, 2022, the amortized cost basis of the 2010 Note was $193,322 and $193,119, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2023 and December 31, 2022, respectively. Total interest paid since the issuance of the 2010 Note is $217,313.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2023 and December 31, 2022, the amortized cost basis of the 2004 Note was $198,134 and $198,011, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2023 and December 31, 2022, respectively. Total interest paid since the issuance of the 2004 Note is $269,620.

The recognition of interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE Other revenue includes commission and expense allowances recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES Other expenses primarily includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/ modified coinsurance (“co/modco”) reinsurance.

2023 Statutory Financial Statements	Page 13

($ in Thousands)

OTHER EXPENSES Other expenses primarily includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/ modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified as borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2023, there were $- in outstanding borrowings and the maximum borrowed during the year was $100,000. As of December 31, 2022, there were $100,000 in outstanding borrowings and the maximum borrowed during the year was $350,000.

NEW ACCOUNTING STANDARDS

The NAIC adopted INT 23-01T, which is an interpretation that prescribes limited-time, optional, statutory accounting guidance as an exception to the existing guidance detailed in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve”. Under the INT, reporting entities are allowed to admit negative IMR if certain criteria are met. The Company did not admit any negative IMR at December 31, 2023 in its Statement of Admitted Assets, Liabilities and Capital and Surplus.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2023	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$743,055	$5,629	$28,959	$719,725
Other Governments	6,000	—	421	5,579
States, Territories and Possessions	52,024	795	1,780	51,039
Political Subdivisions	333,437	1,916	39,122	296,231
Special Revenue	1,263,235	12,298	150,093	1,125,440
Industrial and Miscellaneous	6,266,287	96,851	590,260	5,772,878
Residential Mortgage-backed Securities	1,269,830	11,345	104,693	1,176,482
Commercial Mortgage-backed Securities	1,646,019	10,254	89,179	1,567,094
Asset-backed Securities	2,877,937	12,254	90,820	2,799,371
Hybrid Securities	273,348	1,523	19,048	255,823
SVO Identified Funds	406	148	148	406

Total Bonds	14,731,578	153,013	1,114,523	13,770,068
Preferred Stock	47,867	3,306	4,799	46,374

Total Bonds and Preferred Stock	$14,779,445	$156,319	$1,119,322	$13,816,442

		Gross Unrealized Capital
2022	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$986,748	$848	$57,713	$929,883
Other Governments	6,000	—	159	5,841
States, Territories and Possessions	49,872	501	2,970	47,403
Political Subdivisions	322,436	1,145	50,207	273,374
Special Revenue	1,129,580	6,395	184,526	951,449
Industrial and Miscellaneous	5,965,201	53,504	774,515	5,244,190
Residential Mortgage-backed Securities	940,165	1,412	112,482	829,095
Commercial Mortgage-backed Securities	1,682,775	3,650	124,535	1,561,890
Asset-backed Securities	2,311,423	7,405	143,669	2,175,159
Hybrid Securities	275,254	771	27,733	248,292
SVO Identified Funds	388	—	—	388
Bank Loans	3,036	67	27	3,076

Total Bonds	13,672,878	75,698	1,478,536	12,270,040
Preferred Stock	51,966	4,354	8,056	48,264

Total Bonds and Preferred Stock	$13,724,844	$80,052	$1,486,592	$12,318,304

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $231 and $122, respectively, of subprime mortgages.

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

2023 Statutory Financial Statements	Page 15

($ in Thousands)

Balance Sheet Classification	Type	2023	2022

Debt securities — Available for sale	Collateral — FHLB	$—	$489,304
Debt securities — Available for sale	Reinsurance agreements	6,550,200	5,251,909
Debt securities — Available for sale	New York 109 trust agreement	4,132,960	4,122,950
Debt securities — Available for sale	Collateral — Derivatives	345,678	217,127
Debt securities — Available for sale	State deposit	3,315	3,345
Equity securities — Common stock unaffiliated	FHLB Stock	3,075	6,753
Equity securities — Common stock unaffiliated	Reinsurance agreements	14,188	13,324
Cash	State deposit	927	927

Total Restricted Assets		$11,050,343	$10,105,639

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$152,019	$150,408
Due after one year through five years	1,562,259	1,546,257
Due after five years through ten years	1,348,148	1,333,711
Due after ten years	5,875,365	5,196,746
Residential Mortgage-backed Securities(1)	1,269,830	1,176,482
Commercial Mortgage-backed Securities(1)	1,646,019	1,567,094
Asset-backed Securities(1)	2,877,937	2,799,370

Total Bonds	14,731,578	13,770,068
Preferred Stock	47,867	46,374

Total Bonds and Preferred Stock	$14,779,445	$13,816,442

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $104,660, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.5 years.

At December 31, 2023, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $675,870, representing 5% of the total debt securities portfolio.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2023	2022

Balance, beginning of period	$11,267	$8,169
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(2,463)	(316)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairments recognized in the current period on securities not previously impaired	—	3,414
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$8,804	$11,267

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2023 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$11,821	$653	$320,644	$28,306	$332,465	$28,959	54
Other Governments	—	—	5,580	421	5,580	4212
States, Territories and Possessions	—	—	20,848	1,780	20,848	1,780	11
Political Subdivisions	2,258	304	207,624	38,818	209,882	39,122	75
Special Revenue	24,996	745	796,438	149,348	821,434	150,093	327
Industrial and Miscellaneous	68,704	4,047	3,961,309	586,213	4,030,013	590,260	2,021
Residential Mortgage-backed Securities	155,916	11,277	805,811	93,416	961,727	104,693	256
Commercial Mortgage-backed Securities	130,888	6,544	1,073,550	82,635	1,204,438	89,179	542
Asset-backed Securities	317,267	7,190	1,556,463	83,630	1,873,730	90,820	601
Hybrid Securities	—	—	232,017	19,048	232,017	19,048	80
SVO Identified Funds	—	—	406	148	406	148	—

Total Bonds	$711,850	$30,760	$8,980,690	$1,083,763	$9,692,540	$1,114,523	3,969
Preferred Stock	4,863	138	39,209	4,661	44,072	4,799	18

Total Bonds and Preferred Stocks	$716,713	$30,898	$9,019,899	$1,088,424	$9,736,612	$1,119,322	3,987

2023 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$187,333	$6,647	$692,906	$51,066	$880,239	$57,713	61
Other Governments	841	159	—	—	841	159	2
States, Territories and Possessions	32,320	2,970	—	—	32,320	2,970	10
Political Subdivisions	156,007	25,253	60,526	24,954	216,533	50,207	544
Special Revenue	550,467	84,550	238,000	99,976	788,467	184,526	298
Industrial and Miscellaneous	3,649,910	484,842	725,904	289,673	4,375,814	774,515	1,950
Residential Mortgage-backed Securities	569,522	54,718	246,767	57,764	816,289	112,482	222
Commercial Mortgage-backed Securities	1,264,993	93,979	182,923	30,556	1,447,916	124,535	492
Asset-backed Securities	1,030,166	64,692	857,933	78,977	1,888,099	143,669	465
Hybrid Securities	217,691	24,775	15,917	2,958	233,608	27,733	80
Bank Loans	1,203	27	—	—	1,203	27	2

Total Bonds	$7,660,453	$842,612	$3,020,876	$635,924	$10,681,329	$1,478,536	4,126
Preferred Stock	41,549	6,729	6,526	1,327	48,075	8,056	26

Total Bonds and Preferred Stocks	$7,702,002	$849,341	$3,027,402	$637,251	$10,729,404	$1,486,592	4,152

Included in the December 31, 2023 and 2022 amounts above is the interest portion of other-than-temporary impairments on securities of $1,094 and $1,228, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2023	$68,085	$5,156	$2,821	$70,420
December 31, 2022	$47,329	$1,651	$6,423	$42,557

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2023	$10,949	$1,427	$14,907	$1,394	$25,856	$2,821
December 31, 2022	$9,483	$1,759	$13,467	$4,664	$22,950	$6,423

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 22 individual s ecurities. As of December 31, 2023, there were 2 unaffiliated common stock securities that were priced below 80% of the security’s cost. Out of those 2 securities, 1 was impaired totaling $1,961.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2023 and 2022 was $3,075 and $2,753, respectively. The Company also invested $0 and $4,000 in FHLB-PGH Activity Stock as of December 31, 2023 and 2022, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2023 and 2022, the Company’s borrowing capacity with the FHLB-PGH was $1,240,364 and $910,080, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2023	Maximum during 2023	December 31, 2022	Maximum during 2022

Carrying value	$—	$482,456	$489,304	$573,764
Fair value	—	431,230	432,986	538,930

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2023 and 2022 was $705 and $3,930, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS For the year ended December 31, 2023, the Company did not recognize any other than temporary impairments on any asset-backed security. For the year ended December 31, 2022, the Company recognized an other than temporary impairment on an asset-backed security as follows:

December 31, 2022	Amortized Cost Prior to OTTI	OTTI		Fair Value
		Interest	Non-Interest

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,091	—	3,414	677

Total other-than-temporary impairments	$4,091	$—	$3,414	$677

REAL ESTATE Investments in real estate consist of the Company’s home office property. As of December 31, 2023 and 2022, accumulated depreciation on real estate amounted to $32,016 and $30,611, respectively.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed; insteadPML distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2023, none of these investments exceeds 10% of the Company’s admitted assets. The Company recognized realized losses of $3,660 and $434 for the years ended December 31, 2023 and 2022, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $315,738 and $323,119 for the years ended December 31, 2023 and 2022, respectively.

2023 Statutory Financial Statements	Page 19

($ in Thousands)

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2023 and 2022 were as follows:

December 31,	2023	2022

LIHTC	$111,638	$68,024
Receivable for securities	84	794
Notes receivable — affiliates	708,000	650,000
Investments in affiliates	292,120	195,458
Investment in Private Funds/PMUBX	118,665	108,695
Other	1,382	1,382

Total other invested assets	$1,231,889	$1,024,353

Other invested assets also include notes receivable carried at book value from PMAM and JMS, investments in JMS, HTK, ISP, PMAM, 1847, and PMAM’s Private Funds/PMUBX, as well as receivables for unsettled investment transactions. In 2022 changes in Private Funds/PMUBX resulted in an opening surplus adjustment.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2023 and 2022. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2023 or 2022.

Commitments of $94,521 and $53,452 for the years ended December 31, 2023 and 2022, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 1 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2023	2022

Income:
Bonds and preferred stock	$674,197	$557,331
Common stock — unaffiliated	3,499	3,134
Common stock — affiliated	—	8,202
Real estate	3,588	3,588
Policy loans	34,884	23,969
Alternative assets	81,330	118,835
Other invested assets	147,671	183,544
Other	17,792	5,241
Derivatives	(9,607)	1,211
IMR amortization	(16,320)	(11,637)

Total investment income	937,034	893,418

Expenses:
Surplus note interest	47,876	47,853
Depreciation of real estate	1,406	1,436
Other investment expenses	18,236	23,829

Total investment expenses	67,518	73,118

Net Investment Income	$869,516	$820,300

Included in the table above (Bonds and preferred stock) for 2023 is $221 of investment income attributable to securities disposed of as a result of a callable feature, spread over 2 securities.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

During 2023 and 2022, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2023			2022

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$460,503	$442	$15,200	$629,451	$2,668	$53,846
Preferred stock	5,741	12	183	15,440	—	1,440
Common stock	27,306	3,827	3,061	30,537	568	15,420

There was no nonadmitted accrued investment income at December 31, 2023 and 2022. As of December 31, 2023, there were 10 common stock impairments totaling $13,056.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2023	2022

Realized capital (losses)/gains	$(9,116)	$48,264
Less amount transferred to IMR	(16,531)	(20,360)
Less Taxes:
Transferred to IMR	3,472	4,277
Capital gains	(5,035)	(15,461)

Net Realized Capital Gains	$8,978	$79,808

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2023 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,665,714 and $7,900,397 at December 31, 2023 and 2022, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC The Company also maintains separate accounts, which are not registered with the SEC, with assets of $137,855 and $191,223 at December 31, 2023 and 2022, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2023	2022

Premiums, considerations and deposits	$252,351	$325,968
Reserves at December 31, at market value	8,681,384	7,972,530
Subject to discretionary withdrawal at market value	8,681,384	7,972,530

2023 Statutory Financial Statements	Page 21

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2023	2022

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$252,351	$325,968
Transfers from separate accounts	(694,612)	(544,287)

Transfers as reported in the Statements of Income	$(442,261)	$(218,319)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2023	2022

Enhanced Deferred Individual Annuity	$7,132,944	$6,557,955
Single Life Variable Universal Life	905,427	778,099
Basic Deferred Individual Annuity	342,562	310,285
Joint Life Variable Universal Life	284,781	254,058
Deferred Group Annuity	137,855	191,223

Total	$8,803,569	$8,091,620

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $80,088 and $79,020 for the years ended December 31, 2023 and 2022, respectively and $359,683 for the five-year period between 2019 and 2023.

For the years ended December 31, 2023 and 2022, the general account of the Company has paid $1,583 and $2,345, respectively, towards separate account guarantees on a direct basis, and $6,267 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses currency swaps to reduce market risks from changes in foreign exchange rates.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the Company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master Agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

Derivative Instruments Designated and Qualifying as Hedging Instruments

During 2023, the Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds. As these are derivatives in a highly effective hedge, they are carried at cost. At termination/expiration, a realized gain/(loss) amount, net of the cost basis, is recognized. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss).

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

December 31,	2023
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)

Fair value hedges:
Interest rate swaps	$33,500	$—	$(913)	$—	$—

Total designated and qualifying as hedges	$33,500	$—	$(913)	$—	$—

Years Ended December 31,	2023		2022
	Net Investment Income	Realized Capital Losses	Net Investment Income	Realized Capital Gains/(Losses)

Cash flow hedges:
Call spreads	$—	$—	$—	$—
Fair value hedges:
Interest rate swaps	236	—	—	—

Total	$236	$—	$—	$—

2023 Statutory Financial Statements	Page 23

($ in Thousands)

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $15,920 and $14,328 at December 31, 2023 and 2022, respectively.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

December 31,	2023			2022
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$2,341	$—	$23,263	$3,812	$—
Equity futures	445,112	1,133	—	181,474	795	—
Equity options	1,566,439	25,728	(68,755)	1,029,370	2,647	(1,044)
Inflation swaps	540,000	223	(3,005)	260,000	4,891	(6,092)
Interest rate futures	56,445	487	—	78,008	155	—
Interest rate swaps	16,829,800	989,307	(1,086,463)	11,075,800	1,038,767	(968,314)
Swaptions	1,650,000	308	(6,415)	1,170,000	3,024	(4,763)
Total return swaps	3,254,576	235,685	(450,353)	5,325,845	103,616	(324,832)
Treasury forwards	42,000	—	(2,010)	147,000	—	(13,438)

Total	$24,407,635	$1,255,212	$(1,617,001)	$19,290,760	$1,157,707	$(1,318,483)

Years Ended December 31,	2023		2022
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$781	$(18)	$877	$84
Equity options	—	20,444	—	(18,004)
Equity futures	—	(8,223)	—	(4,221)
Inflation swaps	391	6,454	4,318	850
Interest rate futures	—	1,420	—	(399)
Interest rate swaps	(41,271)	234,190	(15,085)	174,545
Swaptions	—	10,110	—	939
Total return swaps	30,255	(237,378)	9,876	13,767
Treasury forwards	—	(12,417)	—	(16,874)
Treasury swaps	—	—	1,225	(30,226)

Total	$(9,844)	$14,582	$1,211	$120,461

1	$35 and $— of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2023 and 2022, respectively.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in unrealized capital (losses)/gains for derivative instruments are as follows for the years ended December 31:

	2023	2022

Currency swaps	$(1,471)	$1,453
Equity options	(19,735)	(13,197)
Inflation swaps	(5,706)	(925)
Interest rate swaps	(176,695)	(151,869)
Swaptions	1,638	(854)
Total return swaps	6,549	150,295
Treasury forwards	11,429	(12,614)
Treasury swaps	—	23,704

Total	$(183,991)	$(4,007)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2023 and 2022, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2023 and 2022, the Company pledged net collateral of $533,412 and $209,739, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2023 and 2022, the Company pledged collateral for futures contracts of $15,920 and $5,277, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable

2023 Statutory Financial Statements	Page 25

($ in Thousands)

evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s fair value hierarchy. As of December 31, 2023, there were 2 debt securities carried at fair value of $221 that were valued in this manner. As of December 31, 2022, there was 1 debt security carried at fair value of $4,867 that was valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt,

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 of the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 of the Company’s fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external

2023 Statutory Financial Statements	Page 27

($ in Thousands)

market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2023	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,450	$—	$1,450
SVO Identified Funds	406	—	—	406

Total Bonds	406	1,450	—	1,856
Preferred Stock	24,706	5,305	—	30,011
Common stock — unaffiliated	67,345	—	3,075	70,420
Derivatives:
Futures	17,540	—	—	17,540
Options	—	26,036	—	26,036
Swaps	—	1,227,556	—	1,227,556

Total derivatives	17,540	1,253,592	—	1,271,132

Total investments	109,997	1,260,347	3,075	1,373,419
Separate account assets	8,803,569	—	—	8,803,569

Total assets	$8,913,566	$1,260,347	$3,075	$10,176,988

Liabilities:
Derivatives:
Options	$—	$(68,755)	$—	$(68,755)
Forwards	—	(2,010)	—	(2,010)
Swaps	—	(1,546,236)	—	(1,546,236)

Total liabilities	$—	$(1,617,001)	$—	$(1,617,001)

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,438	$—	$1,438
SVO Identified Funds	388	—	—	388

Total Bonds	388	1,438	—	1,826
Preferred Stock	23,182	4,972	937	29,091
Common stock — unaffiliated	35,793	—	6,764	42,557
Derivatives:
Futures	950	—	—	950
Options	—	2,647	—	2,647
Swaps	—	1,154,110	—	1,154,110

Total derivatives	950	1,156,757	—	1,157,707

Total investments	60,313	1,163,167	7,701	1,231,181
Separate account assets	8,091,620	—	—	8,091,620

Total assets	$8,151,933	$1,163,167	$7,701	$9,322,801

Liabilities:
Derivatives:
Options	$—	$(1,044)	$—	$(1,044)
Forwards	—	(13,438)	—	(13,438)
Swaps	—	(1,304,001)	—	(1,304,001)

Total liabilities	$—	$(1,318,483)	$—	$(1,318,483)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were 0 securities transferred out of Level 3 for the year ended December 31, 2023.

2023 Statutory Financial Statements	Page 29

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2023 and 2022 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2023	$937	$6,764	$7,701
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	—	—
(Sales)	(937)	(3,689)	(4,626)

Balance, December 31, 2023	$—	$3,075	$3,075

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2022	$6,687	$4,871	$11,558
Transfers in	—	—	—
Transfers out	(5,000)	—	(5,000)
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	1,893	1,893
(Sales)	(750)	—	(750)

Balance, December 31, 2022	$937	$6,764	$7,701

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2023:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments

Preferred stock	$—	Cost	Not available	N/A
Common stock:
Unaffiliated	$—	Cost	Not available	N/A
FHLB Stock	3,075	Set by issuer-FHLB-PGH(1)	Not available	N/A

Total investments	$3,075

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2023	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,770,068	$14,731,578	$507,768	$13,071,105	$191,195
Preferred stock	46,374	47,867	41,069	5,305	—
Common stock-unaffiliated	70,420	70,420	67,345	—	3,075
Cash and short-term investments	464,241	464,241	464,241	—	—
Derivatives	1,271,132	1,271,132	17,540	1,253,592	—
Separate Account assets	8,803,569	8,803,569	8,803,569	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,741,564	$2,832,281	$—	$—	$2,741,564
Derivatives	—	—	—	—	—
Separate Account liabilities	8,803,569	8,803,569	8,803,569	—	—

2022	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$12,270,040	$13,672,878	$743,570	$11,342,670	$183,800
Redeemable preferred stock	48,264	51,966	38,496	8,832	936
Common stock-unaffiliated	42,557	42,557	35,793	—	6,764
Cash and short-term investments	376,029	376,029	376,029	—	—
Derivatives	1,157,706	1,172,035	950	1,156,756	—
Separate Account assets	8,091,620	8,091,620	8,091,620	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,495,955	$2,552,277	$—	$—	$2,495,955
Derivatives	1,318,483	1,318,483	—	1,318,483	—
Separate Account liabilities	8,091,620	8,091,620	8,091,620	—	—

2023 Statutory Financial Statements	Page 31

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2023	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$263,845	$262,687	$264,941	$—	$—	$—
Universal Life with Secondary
Guarantees	1,973,433	1,912,661	4,845,901	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,466,858	1,454,060	1,642,075	—	—	—
Other Permanent Cash Value Life
Insurance	—	7,748,789	8,595,424	—	—	—
Variable Universal Life	336,307	319,163	317,456	1,182,435	1,174,230	1,174,230
Miscellaneous Reserves	—	—	22,489	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,146	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	35,226	—	—	—
Disability — Disabled Lives	—	—	13,250	—	—	—
Miscellaneous Reserves	—	—	84,165	—	—	—

Total	4,040,443	11,697,360	16,213,298	1,182,435	1,174,230	1,174,230
Less: Reinsurance ceded	3,230,984	3,174,907	5,262,855	—	—	—

Net	$809,459	$8,522,453	$10,950,443	$1,182,435	$1,174,230	$1,174,230

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $367,561 with surrender charges of 5% or more as of December 31, 2023 will have less than a 5% surrender charge in 2024.

	General Account			Separate Account
December 31, 2022	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$342,279	$341,283	$344,474	$—	$—	$—
Universal Life with Secondary
Guarantees	1,961,941	1,888,725	4,673,352	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,443,753	1,422,171	1,594,470	—	—	—
Other Permanent Cash Value Life
Insurance	—	6,633,446	7,565,081	—	—	—
Variable Universal Life	298,965	283,928	281,476	1,031,034	1,021,846	1,021,846
Miscellaneous Reserves	—	—	28,473	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	391,249	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	31,595	—	—	—
Disability — Disabled Lives	—	—	13,610	—	—	—
Miscellaneous Reserves	—	—	69,203	—	—	—

Total	4,046,938	10,569,553	14,993,208	1,031,034	1,021,846	1,021,846
Less: Reinsurance ceded	3,266,725	3,190,539	5,097,291	—	—	—

Net	$780,213	$7,379,014	$9,895,917	$1,031,034	$1,021,846	$1,021,846

Note 8. RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2023	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	251,995	—	251,995	2%
At fair value	—	7,372,385	7,372,385	68%

Subtotal	251,995	7,372,385	7,624,380	70%

At book value — without adjustment	1,552,590	—	1,552,590	14%
Not subject to discretionary withdrawal	1,516,043	134,783	1,650,826	15%

Total annuity reserves and deposit liabilities gross	3,320,628	7,507,168	10,827,796	100%

Less: Reinsurance ceded	142,487	—	142,487

Total Annuity Reserves and Deposit Liabilities, Net	$3,178,141	$7,507,168	$10,685,309

Annuity and deposit-type contract reserves of $4,649 with surrender charges of 5% or more as of December 31, 2023 will have less than a 5% surrender charge in 2024.

2023 Statutory Financial Statements	Page 33

($ in Thousands)

2022	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	198,904	—	198,904	2%
At fair value	—	6,762,724	6,762,724	67%

Subtotal	198,904	6,762,724	6,961,628	69%

At book value — without adjustment	1,778,423	—	1,778,423	18%
Not subject to discretionary withdrawal	1,219,375	187,961	1,407,336	14%

Total annuity reserves and deposit liabilities gross	3,196,702	6,950,685	10,147,387	100%

Less: Reinsurance ceded	168,822	—	168,822

Total Annuity Reserves and Deposit Liabilities, Net	$3,027,880	$6,950,685	$9,978,565

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2023	2022

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$139,051	$151,609
Policyholders’ reserves — individual annuities	2,411,825	2,163,661
Liabilities for deposit-type contracts	603,553	628,247
VM-21 reserves	23,712	84,363

Subtotal	3,178,141	3,027,880

Separate Account Annual Statement:
Annuities	7,507,168	6,950,685
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,507,168	6,950,685

Total Reserves	$10,685,309	$9,978,565

As of December 31, 2023 and 2022, the Company has recorded reserves of $- and $100,263, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2023	2022

Account value	$6,973,547	$6,395,190
Net amount at risk	82,767	328,912

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2023:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$283,169	$273,599
GMWB	11,456	2,886,842	2,830,990
GMWB w/ DB	1,012	227,514	221,070
GMWB w/ inflation	9,695	2,188,828	2,167,414
GMWB w/ inflation w/ DB	279	61,001	59,959
GMAB/GMWB	1,945	363,782	363,629

Total	26,011	$6,011,136	$5,916,661

The following table summarizes the account values for the different benefit types as of December 31, 2022:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$245,587	$236,610
GMWB	11,689	2,628,664	2,571,329
GMWB w/ DB	991	196,031	189,974
GMWB w/ inflation	10,070	2,064,335	2,042,028
GMWB w/ inflation w/ DB	260	53,116	52,158
GMAB/GMWB	2,123	368,769	368,580

Total	26,757	$5,556,502	$5,460,679

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of

2023 Statutory Financial Statements	Page 35

($ in Thousands)

Company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $6,892,559 and $6,373,834, as of December 31, 2023 and 2022, respectively. During 2023 and 2022, there were $2,993 and $2,373 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $60,252 and $64,912, as of December 31, 2023 and 2022, respectively.

Note 9. BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$147,378	$195,103	$11,012	$16,913
Service cost	—	—	247	231
Interest cost	7,612	4,440	649	320
Actuarial loss/(gain)	5,435	(40,804)	3,992	(5,156)
Benefits paid	(11,666)	(11,361)	(2,995)	(1,296)

Projected benefit obligation at end of year	$148,759	$147,378	$12,905	$11,012

The discount rate was 5.14% at December 31, 2023 and 5.49% at December 31, 2022, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2023.

The discount rate was 5.19% at December 31, 2023 and 5.53% at December 31, 2022, which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2023.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Discount rate (1)	5.14%	5.49%	5.19%	5.53%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2023 discount rates are 5.08%, 5.07%, and 4.98% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2023		2022
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.75%	6.75%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2030	2030

2023 Statutory Financial Statements	Page 37

($ in Thousands)

PLAN ASSETS The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Change in plan assets:
Fair value of plans assets at beginning of year	$194,033	$230,758	$—	$—
Actual return on plan assets	22,835	(27,651)	—	—
Employer contribution	2,197	2,287	2,995	1,296
Benefits paid	(11,666)	(11,361)	(2,995)	(1,296)

Fair value of plan assets at end of year	$207,399	$194,033	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2023:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$386	$—	$—	$386
Bond funds	128,302	72,229	—	200,531
Money market funds	6,482	—	—	6,482

Total	$135,170	$72,229	$—	$207,399

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2022:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$58,429	$—	$—	$58,429
Bond funds	122,312	6,059	—	128,371
Money market funds	7,233	—	—	7,233

Total	$187,974	$6,059	$—	$194,033

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2023 was primarily focused on bonds. The target allocation for 2022 was a 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2023 and 2022 are as follows:

Asset Category	2023 Target Allocation	2022 Target Allocation	Percentage of Plan Assets As of December 31,
			2023	2022

Equity funds	—%	40.0%	0.2%	30.1%
Bond funds	100.0%	60.0%	96.7%	66.2%
Money market funds	—%	—%	3.1%	3.7%

Total	100.0%	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2023 and 2022 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Benefit obligation	$(148,759)	$(147,378)	$(12,905)	$(11,012)
Fair value of plan assets	207,399	194,033	—	—

Funded Status	$58,640	$46,655	$(12,905)	$(11,012)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Prepaid pension asset (nonadmitted)	$75,217	$63,949	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(16,577)	(17,294)	(12,905)	(11,012)

Funded Status	$58,640	$46,655	$(12,905)	$(11,012)

2023 Statutory Financial Statements	Page 39

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2023	2022	2023	2022

Projected benefit obligation	$(132,182)	$(130,084)	$(16,577)	$(17,294)
Fair value of plan assets	207,399	194,033	—	—

Funded Status	75,217	63,949	(16,577)	(17,294)

Accumulated benefit obligation	$(132,182)	$(130,084)	$(16,577)	$(17,294)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Unrecognized prior service cost	$83	$103	$—	$185
Unrecognized actuarial (gain)/loss	44,759	50,574	(2,858)	(7,224)

Total	$44,842	$50,677	$(2,858)	$(7,039)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2023 and 2022, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$50,677	$49,560	$(7,039)	$(1,697)
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	(20)	(186)	(441)
Net actuarial loss/(gain) arising during the period	(4,155)	2,675	3,992	(5,155)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,660)	(1,538)	375	254

Items not yet recognized as a component of net periodic benefit cost — current year	$44,842	$50,677	$(2,858)	$(7,039)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Service cost	$—	$—	$247	$231
Interest cost	7,612	4,440	649	320
Expected return on plan assets	(13,246)	(15,827)	—	—
Amortization of prior service cost/(credit)	20	20	185	441
Amortization of actuarial losses/(gains)	1,660	1,538	(375)	(254)

Total net periodic benefit (credit)/cost	$(3,954)	$(9,829)	$706	$738

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Discount rate for benefit obligations	5.49%	2.86%	5.52%	2.88%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2023		2022
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.75%	6.75%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2030	2030

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Employer Contributions	$2,197	$2,287	$2,995	$1,296
Benefits Paid	$(11,666)	$(11,361)	$(2,995)	$(1,296)

CASH FLOWS The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2024, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,886 and $1,071, respectively.

2023 Statutory Financial Statements	Page 41

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2023 and 2022. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2024	$11,886	$1,071
2025	11,845	1,086
2026	11,867	1,105
2027	11,905	1,147
2028	11,795	1,139
Years 2029-2033	56,279	5,214

DEFINED CONTRIBUTION PLANS The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2023, and 2022, the expense recognized for these plans was $9,583 and $8,315, respectively.

Note 10. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2023 and 2022.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2023 and 2022.

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description	2023			2022

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$474,131	$36,818	$510,949	$504,102	$14,627	$518,729

Adjusted gross DTAs	474,131	36,818	510,949	504,102	14,627	518,729
Adjusted gross DTAs nonadmitted	(74,580)	—	(74,580)	(40,179)	—	(40,179)

Subtotal admitted adjusted DTA	399,551	36,818	436,369	463,923	14,627	478,550
Gross DTL	(177,606)	(55,607)	(233,213)	(144,243)	(78,732)	(222,975)

Net admitted DTA/(DTL)	$221,945	$(18,789)	$203,156	$319,680	$(64,105)	$255,575

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

Description	Changes during 2023

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$(29,971)	$22,191	$(7,780)

Adjusted gross DTAs	(29,971)	22,191	(7,780)
Adjusted gross DTAs nonadmitted	(34,401)	—	(34,401)

Subtotal admitted adjusted DTA/(DTL)	(64,372)	22,191	(42,181)
Gross DTL	(33,363)	23,125	(10,238)

Net admitted DTA/(DTL)	$(97,735)	$45,316	$(52,419)

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2023			2022

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$189,162	$13,994	$203,156	$240,978	$14,597	$255,575
1. Adjusted gross DTA expected to be realized	189,162	13,994	203,156	240,978	14,597	255,575
2. Adjusted gross DTA allowed perlimitation threshold	—	—	399,208	—	—	355,534
Adjusted gross DTA offset by existing DTLs	210,390	22,823	233,213	222,975	—	222,975

Total admitted DTA realized within 3 years	$399,552	$36,817	$436,369	$463,953	$14,597	$478,550

Description	Changes during 2023

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(51,816)	$(602)	$(52,418)
1. Adjusted gross DTA to be realized	(51,816)	(602)	(52,418)
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	(12,585)	22,823	10,238

Total admitted DTA realized within 3 years	$(64,401)	$22,221	$(42,180)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	518%	435%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,405,206	$2,930,954

2023 Statutory Financial Statements	Page 43

($ in Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2023			December 31, 2022				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	—%	100%	89%	—%	100%	3%	—%	—%	86%
Net admitted DTAs	—%	100%	91%	—%	100%	(25)%	—%	—%	116%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2023	2022

Current federal income tax expense/(benefit)	$(30,413)	$(3,579)
Income tax effect on realized capital gains/(losses)	(5,035)	(15,461)

Federal and foreign income taxes incurred	$(35,448)	$(19,040)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2023	2022	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$119,606	$125,975	$(6,369)
DAC	174,441	151,726	22,715
Deferred compensation	41,178	38,022	3,156
Nonadmitted assets	21,991	19,294	2,697
LIHTC credits	9,435	68,418	(58,983)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	56,658	60,741	(4,083)
Other — ordinary	14,479	3,583	10,896

Subtotal — Gross ordinary DTAs	474,131	504,102	(29,971)
Nonadmitted ordinary DTAs	(74,580)	(40,179)	(34,401)

Admitted ordinary DTAs	399,551	463,923	(64,372)
Capital:
Net Unrealized Investment Losses	22,750	—	22,750
Other — Capital	73	—	73
OTTI on Investments	13,995	14,627	(632)

Gross capital DTAs	36,818	14,627	22,191
Admitted capital DTAs	36,818	14,627	22,191

Admitted DTAs	436,369	478,550	(42,181)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(137,335)	(117,891)	(19,444)
Future Policy Benefits — 8 year spread	(12,137)	(18,176)	6,039
Other	(28,134)	(8,176)	(19,958)

Ordinary DTLs	(177,606)	(144,243)	(33,363)
Capital:
Alternative asset investments	(55,607)	(45,428)	(10,179)
Net unrealized investment gains	—	(33,304)	33,304

Capital DTLs	(55,607)	(78,732)	23,125

DTLs	(233,213)	(222,975)	(10,238)

Net deferred tax asset	$203,156	$255,575	$(52,419)

2023 Statutory Financial Statements	Page 45

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2023	2022	Change

Total deferred tax assets	$510,949	$518,729	$(7,780)
Total deferred tax liabilities	(233,213)	(222,975)	(10,238)

Net deferred tax asset	$277,736	$295,754	$(18,018)
Tax effect of net unrealized gains/(losses)			(56,053)
Tax effect of postretirement liability			(61)

Change in net deferred income tax			$(74,132)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2023 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before Taxes	$114,647	$24,076	21.00%
Income from Affiliates	(96,963)	(20,362)	(17.76)%
Separate Account Dividend Received Deduction	(16,653)	(3,497)	(3.05)%
LIHTC	—	(3,837)	(3.35)%
Executive Benefits	(16,400)	(3,444)	(3.00)%
IMR Tax Adjustment	16,320	3,427	2.99%
Dividends Received Deduction	(2,155)	(452)	(0.39)%
Change in Valuation Basis	216,831	45,534	39.72%
Other	(13,148)	(2,761)	(2.27)%

Total	$202,479	$38,684	33.88%

Federal income taxes incurred		$(30,413)	(26.53)%
FIT expense/(benefit) on realized capital gains/losses		(1,563)	(1.36)%
FIT in IMR gains/losses		(3,472)	(3.02)%
Change in net deferred income tax		74,132	64.80%

Total Statutory Taxes		$38,684	33.88%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

The Company utilized $78,157 of the total LIHTC available at December 31, 2023. The Company now has $9,435 of LIHTC carryforwards as of December 31, 2023 that will begin to expire in 2040.

There was no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

Tax years 2020 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2023 and 2022, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2023.

Note 11. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2023:
Premium and annuity considerations	$3,001,718	$13,704	$1,446,747	$1,568,675
Reserves and funds for payment of insurance and annuity benefits	19,764,727	3,978	5,630,366	14,138,339

December 31, 2022:
Premium and annuity considerations	$2,771,772	$11,831	$1,924,645	$858,958
Reserves and funds for payment of insurance and annuity benefits	18,408,702	4,229	5,480,114	12,932,817

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus. The after-tax gain is amortized into income over the emerging earnings of the business.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus. The after-tax gain is amortized into income over the emerging earnings of the business.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the

2023 Statutory Financial Statements	Page 47

($ in Thousands)

assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2023 and 2022, the Company had a related reserve credit of $181,322 and $167,333, respectively, which was secured by investment grade securities with a market value of $255,627 and $238,951, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus. The after-tax gain was amortized into income over the emerging earnings of the business, and fully amortized in 2022.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2023		2022
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(42,473)	$(212,030)	$(48,295)	$(224,537)
YRT — Over retention	PIANY	3,481	937	2,771	543
Coinsurance Funds Withheld	PIA	(30,972)	(1,585,521)	(33,895)	(1,518,169)
Coinsurance — Inforce	PIA	(33,543)	(579,871)	(37,929)	(565,410)
Coinsurance	PIA	(95,937)	(1,273,467)	(92,718)	(1,293,105)
YRT — Over retention	PIA	4,932	668	4,239	584
YRT — Over retention	Vantis	61	81	13	52

Total		$(194,451)	$(3,649,203)	$(205,814)	$(3,600,042)

Coinsurance Modified Coinsurance — PIANY PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention — PIANY The Company assumes from PIANY the policies that result in retention greater than $300 per life, up to $7,500.

Coinsurance Funds Withheld — PIA At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIAre I, an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce — PIA Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance — PIA The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over Retention — PIA The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT — Over retention — Vantis Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $5,000.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 12. RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 1, 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 1, 2016	September 2036	100,000	8%
JMS	December 1, 2018	December 2038	130,000	8%
JMS	December 1, 2018	December 2038	100,000	8%
PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
JMS	August 19, 2021	August 2041	150,000	Market Based at time of draw
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw
PMAM	June 22, 2022	June 2042	100,000	Market Based at time of draw
HTK	July 31, 2023	July 2042	20,000	Market Based at time of draw

The Company recorded $55,671 and $49,451 in interest income on these notes for the years ended December 31, 2023 and 2022, respectively. At December 31, 2023 and 2022, the Company had outstanding principle receivables of $708,000 and $650,000 and interest receivables of $14,229 and $14,469, respectively, relating to these agreements.

JMS has a line of credit with the Company. There was no outstanding balance as of December 31, 2023 and December 31, 2022.

In 2023, the Company formed 1847 Insurance Captive, LLC. 1847, which is domiciled in Delaware, currently provides Fidelity Bond, Cyber and Medical Stop Loss insurance coverages to the Company and its affiliates.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2023 and 2022 of $118,665 and $108,695, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $17,805,153 and $15,839,682 and combined liabilities of $16,516,057 and $14,760,955 as of December 31, 2023 and 2022, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $140,423 and $74,434 and other intangible assets of $5,326 and $3,220 at December 31, 2023 and 2022, respectively.

The Company made the following capital contributions for 2023 and 2022, respectively:

December 31	2023	2022
	Capital Contributions	Capital Contributions

PIA	$30,000	$60,000
Vantis	—	35,000
1847	6,000	—
PIANY	—	15,000

Capital contributions were in the form of cash.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2023 and 2022, the total expenses incurred by subsidiaries under these agreements were $68,552 and $61,801, respectively. The Company received services from its subsidiary, Vantis, during 2023 and 2022, incurring expenses of $447 and $2,578, respectively. The net amount due to the Company was $15,267 and $16,272 at December 31, 2023 and December 31, 2022, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $18,566 and $12,688 for 2023 and 2022, respectively.

2023 Statutory Financial Statements	Page 49

($ in Thousands)

Note 13. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2023 and 2022 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES The Company has entered into other leases, primarily for field offices.

As of December 31, 2023 future minimum payments under noncancellable leases are as follows:

For the year ending:

2024	$6,989
2025	6,101
2026	3,871
2027	480
Thereafter	239

Rent expense was $4,658 and $8,221 as of December 31, 2023 and December 31, 2022, respectively.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2023, the Company had outstanding commitments totaling $315,738 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2023 and through the financial statement issuance date of February 16, 2024 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 50	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2024 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM9071	01/24

The Penn Mutual Life Insurance Company

 2021 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

February 23, 2022

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2021	2020

ADMITTED ASSETS
Bonds	$12,136,084	$10,732,081
Stocks:
Preferred	75,947	107,688
Common — affiliated	767,365	762,783
Common — unaffiliated	55,377	49,980
Real estate	30,810	30,955
Policy loans	461,927	433,491
Cash and short-term investments	403,753	314,979
Alternative assets	1,221,285	899,224
Derivatives	815,383	743,732
Other invested assets	1,016,185	886,874

TOTAL INVESTMENTS	16,984,116	14,961,787

Investment income due and accrued	130,621	113,904
Premiums due and deferred	132,164	123,867
Deferred tax asset	218,388	205,552
Corporate owned life insurance	251,890	234,721
Amounts recoverable from reinsurers	34,624	36,810
Other assets	178,384	49,522
Separate account assets	10,064,678	9,204,090

TOTAL ASSETS	$27,994,865	$24,930,253

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$11,318,880	$10,130,112
Dividends to policyholders payable in the following year	125,114	106,677
Policy claims in process	104,049	79,404
Interest maintenance reserve	13,174	4,081
Asset valuation reserve	503,173	261,204
Drafts outstanding	44,944	35,356
Funds held under coinsurance	1,642,217	1,516,818
Federal income taxes payable	—	19,526
Other liabilities	640,067	494,746
Derivatives	966,970	817,208
Separate account liabilities	10,064,678	9,204,090

TOTAL LIABILITIES	25,423,266	22,669,222

SURPLUS
Surplus notes	890,827	390,545
Unassigned surplus	1,680,772	1,870,486

TOTAL SURPLUS	2,571,599	2,261,031

TOTAL LIABILITIES AND SURPLUS	$27,994,865	$24,930,253

The accompanying notes are an integral part of these financial statements.

2021 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2021	2020

REVENUE
Premium and annuity considerations	$1,251,685	$(598,360)
Net investment income	727,623	620,515
Reserve adjustments on reinsurance ceded	475,370	1,209,143
Other revenue	341,263	417,893

TOTAL REVENUE	2,795,941	1,649,191

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,331,360	1,187,849
Increase in reserves for payment of future insurance and annuity benefits	1,185,779	84,639
Commissions	206,328	172,438
Operating expenses	333,551	324,367
Other expenses	82,835	60,850
Net transfer from separate accounts	(349,704)	(251,464)

TOTAL BENEFITS AND EXPENSES	2,790,149	1,578,679

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	5,792	70,512

Dividends to policyholders	126,382	108,654

LOSS FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	(120,590)	(38,142)

Federal income tax benefit	(38,179)	(39,373)

(LOSS)/GAIN FROM OPERATIONS	(82,411)	1,231

Net realized capital (losses)/gains, net of tax	(67,699)	4,899

NET (LOSS)/INCOME	$(150,110)	$6,130

SURPLUS
Net (loss)/income	$(150,110)	$6,130
Change due to reinsurance	(13,402)	250,628
Change in asset valuation reserve	(241,969)	(68,784)
Change in net unrealized capital gains, net of tax	168,262	69,155
Change in net deferred income tax	26,021	51,104
Change in funded status of postretirement plans, net of tax	6,941	(6,827)
Change in surplus notes	500,282	261
Change in valuation basis	—	(13,170)
Change in nonadmitted assets	14,543	(26,153)

Change in surplus	310,568	262,344

Surplus, beginning of year	2,261,031	1,998,687

Surplus, end of year	$2,571,599	$2,261,031

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2021	2020

OPERATIONS
Premium and annuity considerations	$1,884,678	$762,889
Net investment income	778,755	721,000
Other revenue	260,857	244,709

CASH PROVIDED BY OPERATIONS	2,924,290	1,728,598

Benefits paid	1,493,672	576,582
Commissions and operating expenses	563,203	516,730
Net transfers from separate accounts	(345,666)	(263,932)
Dividends to policyholders	14,805	16,921
Taxes paid/(refunded) on operating income and realized investment losses	115,583	(13,701)

CASH USED IN OPERATIONS	1,841,597	832,600

NET CASH PROVIDED BY OPERATIONS	1,082,693	895,998

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,560,789	4,552,470
Preferred and common stocks	83,162	139,249
Alternative assets, real estate and other invested assets	103,988	63,110
Derivatives	12,511	8,623
Miscellaneous proceeds	4,882	14,441

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,765,332	4,777,893

Cost of investments acquired:
Bonds	3,055,982	4,721,008
Preferred and common stock	61,113	143,460
Alternative assets, real estate and other invested assets	256,963	239,824
Derivatives	77,643	286,225
Miscellaneous applications	0	28,363

TOTAL COST OF INVESTMENTS ACQUIRED	3,451,701	5,418,880

Net (increase) in policy loans	(15,752)	(26,894)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,702,121)	(667,881)

FINANCING AND MISCELLANEOUS
Surplus notes	500,000	—
Net (withdrawals) on deposit-type contracts	2,989	(144,460)
Other cash applied, net	205,213	(80,060)

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	708,202	(224,520)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	88,774	3,597

Cash and short-term investments:
Beginning of year	314,979	311,382

End of year	$403,753	$314,979

…continued -

2021 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2021	2020

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisition	$73,783	$176,528
Premiums paid from benefits, dividends/policy loans and waivers	$142,256	$130,606
Common stock acquired as a return of capital/dividend	$1,523	$7,432
Other	$17,253	$12,016

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), The Penn Insurance and Annuity Company of New York (“PIANY”), Hornor Townsend & Kent, LLC (“HTK”), Vantis Life Insurance Company (“Vantis”), Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) are admitted assets. Certain assets of ISP are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2021 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliates is carried at its underlying audited statutory equity. PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of PIA, received a permitted practice from the Delaware Department of Insurance (Captive Bureau) to admit the value of the LLC Note and related form of surplus reflected in PIAre I’s audited statutory financial statements. As allowed under Statutory Accounting Principles No. 97, Investment in Subsidiary, Controlled and Affiliated Entities, the Company increased PIA’s carrying value by $108,817 and $107,152 as of December 31, 2021 and 2020, respectively.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2021 or 2020, the resulting RBC of PIA would not have triggered a regulatory event. Had PIA RE not been permitted to include the asset and statutory surplus above noted, the resulting RBC of PIA RE would have triggered a regulatory event in both 2021 and 2020.

Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an

2021 Statutory Financial Statements	Page 7

($ in Thousands)

effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value, from PMAM and Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in HTK, ISP, PMAM, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2021				2020

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$322	$26,409	NA		$577	$25,574	NA
Uncollected loading	(311)	(5,726)	NA		(558)	(4,974)	NA

Net uncollected	$11	$20,683	$114	$20,808	$19	$20,600	$173	$20,792

Deferred premium	$24,692	$119,548	NA		$18,370	$107,559	NA
Deferred loading	(23,241)	(6,933)	NA		(17,370)	(2,765)	NA

Net deferred	$1,451	$112,615	$3	$114,069	$1,000	$104,794	$4	$105,798

Subtotal — gross deferred and uncollected				134,877				126,590
Nonadmitted				(2,713)				(2,723)

Premiums due and deferred , net				$132,164				$123,867

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

2021 Statutory Financial Statements	Page 9

($ in Thousands)

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2021	2020

Equity funds	$211,695	$199,966
Bond funds	3,646	3,517
Money market funds	12,269	8,438
Other	24,280	22,800

Total	$251,890	$234,721

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Computer equipment and packaged software is reported at a cost of $113,970 and $113,506, less accumulated depreciation of $106,176 and $102,062 at December 31, 2021 and 2020, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2021 and 2020 was $5,522 and $1,408, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”),

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $2,104,495 and $2,222,787 as of December 31, 2021 and December 31, 2020, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

2021 Statutory Financial Statements	Page 11

($ in Thousands)

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2021, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $12,719 for the year ended December 31, 2021. Total interest paid since the issuance of the 2021 Note is $12,719.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 7.625% 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2021 and December 31, 2020, the amortized cost basis of the 2010 Note was $192,930 and $192,756, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2021 and December 31, 2020, respectively. Total interest paid since the issuance of the 2010 Note is $171,563.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 6.65% 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2021 and December 31, 2020, the amortized cost basis of the 2004 Note was $197,897 and $197,789, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2021 and December 31, 2020, respectively. Total interest paid since the issuance of the 2004 Note is $229,720.

The recognition of Interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/modified coinsurance (“co/modco”) reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

2021 Statutory Financial Statements	Page 13

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock - unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2021, there were $0 in outstanding borrowings and the maximum borrowed during the year was $130,000. As of December 31, 2020, there were $0 in outstanding borrowings and the maximum borrowed during the year was $800,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2021, the Company adopted revisions to SSAP 32R for perpetual preferred stock. Perpetual preferred stock now shall be valued at fair value, not to exceed any currently effective call price. Prior to this effective date, perpetual preferred stock was valued at amortized cost. NAIC 1 to 3 designated redeemable preferred stock will remain valued at amortized cost while NAIC 4 to 6 designated redeemable preferred stock will also remain at the lower of amortized cost or fair value. Adoption of this is guidance did not materially impact the Company.

Effective January 1, 2020, the Company adopted Changes to VM-21, which replaces Actuarial Guideline 43 (AG43) and impacts all inforce variable annuity policies which had previously been reserved for under AG43, as well as new issues going forward. The Company realized the full impact of the new regulation in 2020 as an accounting change recognized as a change in valuation basis through an adjustment to surplus in the amount of $13,170.

Effective January 1, 2020, SSAP No. 22R rejects US GAAP guidance on operating leases. SSAP No. 22R incorporates additional disclosures regarding sale-leaseback transactions, lessor accounting and leveraged leases. Adoption of this guidance did not impact the Company.

Effective January 1, 2020, SSAP No. 108 provides accounting and reporting guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The Company has currently not elected to adopt this guidance.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2021	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$876,444	$1,477	$12,360	$865,561
Other Governments	6,000	167	4	6,163
States, Territories and Possessions	32,273	4,666	—	36,939
Political Subdivisions	258,154	24,000	471	281,683
Special Revenue	981,920	107,366	3,918	1,085,368
Industrial and Miscellaneous	5,403,223	737,544	16,719	6,124,048
Residential Mortgage-backed Securities	728,563	8,636	4,390	732,809
Commercial Mortgage-backed Securities	1,645,626	75,336	6,698	1,714,264
Asset-backed Securities	1,915,827	25,341	16,426	1,924,742
Hybrid Securities	283,878	20,550	465	303,963
SVO Identified Funds	458	—	—	458
Bank Loans	3,718	81	9	3,790

Total Bonds	12,136,084	1,005,164	61,460	13,079,788
Preferred Stock	75,947	3,399	1,001	78,345

Total Bonds and Preferred Stock	$12,212,031	$1,008,563	$62,461	$13,158,133

		Gross Unrealized Capital
2020	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$660,567	$5,207	$2,144	$663,630
Other Governments	6,000	200	12	6,188
States, Territories and Possessions	32,329	6,394	—	38,723
Political Subdivisions	210,165	26,641	—	236,806
Special Revenue	824,099	125,743	1,605	948,237
Industrial and Miscellaneous	4,916,620	947,435	7,036	5,857,019
Residential Mortgage-backed Securities	616,395	23,605	1,281	638,719
Commercial Mortgage-backed Securities	1,673,635	82,085	11,602	1,744,118
Asset-backed Securities	1,472,943	46,418	21,462	1,497,899
Hybrid Securities	307,046	23,545	1,670	328,921
SVO Identified Funds	532	—	—	532
Bank Loans	11,750	99	21	11,828

Total Bonds	10,732,081	1,287,372	46,833	11,972,620
Preferred Stock	107,688	4,601	484	111,805

Total Bonds and Preferred Stock	$10,839,769	$1,291,973	$47,317	$12,084,425

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $136,908 and $140,503, respectively, of subprime mortgages.

2021 Statutory Financial Statements	Page 15

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2021	2020

Debt securities — Available for sale	Reinsurance agreements	$3,857,683	$3,422,834
Debt securities — Available for sale	New York 109 trust agreement	3,424,365	3,136,924
Debt securities — Available for sale	Collateral — Derivatives	463,957	287,408
Debt securities — Available for sale	State deposit	3,357	3,622
Equity securities — Common stock unaffiliated	FHLB Stock	4,860	2,489
Equity securities — Common stock unaffiliated	Reinsurance agreements	23,460	34,293
Cash	Collateral — Derivatives	104,798	19,997
Cash	State deposit	927	927

Total Restricted Assets		$7,883,407	$6,908,494

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2021 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$77,059	$78,141
Due after one year through five years	1,419,474	1,468,603
Due after five years through ten years	1,246,003	1,381,127
Due after ten years	5,103,424	5,780,102
Residential Mortgage-backed Securities(1)	727,822	732,809
Commercial Mortgage-backed Securities(1)	1,646,475	1,714,264
Asset-backed Securities(1)	1,915,827	1,924,742

Total Bonds	12,136,084	13,079,788
Preferred Stock	75,947	78,345

Total Bonds and Preferred Stock	$12,212,031	$13,158,133

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $216,118, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.8 years.

At December 31, 2021, the largest industry concentration of the Company’s portfolio was investments in the Sovereign sector of $750,391, representing 6% of the total debt securities portfolio.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2021	2020

Balance, beginning of period	$8,544	$12,838
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(375)	(4,294)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$8,169	$8,544

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2021 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$562,605	$7,210	$103,002	$5,150	$665,607	$12,360	61
Other Governments	4,996	4	—	—	4,996	4	2
Political Subdivisions	24,780	380	5,527	91	30,307	471	479
Special Revenue	164,111	1,716	19,636	2,202	183,747	3,918	250
Industrial and Miscellaneous	483,018	11,167	132,381	5,552	615,399	16,719	1,743
Residential Mortgage-backed Securities	372,160	3,399	14,063	991	386,223	4,390	185
Commercial Mortgage-backed Securities	183,615	2,093	58,297	4,605	241,912	6,698	417
Asset-backed Securities	1,045,283	7,353	141,442	9,073	1,186,725	16,426	385
Hybrid Securities	12,147	162	1,698	303	13,845	465	81
Bank Loans	1,873	9	—	—	1,873	9	3

Total Bonds	2,854,588	33,493	476,046	27,967	3,330,634	61,460	3,606
Preferred Stock	5,344	12	15,888	989	21,232	1,001	40

Total Bonds and Preferred Stock	$2,859,932	$33,505	$491,934	$28,956	$3,351,866	$62,461	3,646

2021 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2020	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$78,544	$1,662	$834	$482	$79,378	$2,144	60
Other Governments	4,988	12	—	—	4,988	12	2
Special Revenue	39,034	546	3,371	1,059	42,405	1,605	208
Industrial and Miscellaneous	95,987	2,703	42,238	4,333	138,225	7,036	1,634
Residential Mortgage-backed Securities	24,345	1,075	3,023	206	27,368	1,281	182
Commercial Mortgage-backed Securities	278,239	8,956	30,095	2,646	308,334	11,602	400
Asset-backed Securities	268,932	16,714	268,830	4,748	537,762	21,462	322
Hybrid Securities	40,785	811	15,441	859	56,226	1,670	90
Bank Loans	5,529	21	—	—	5,529	21	6

Total Bonds	836,383	32,500	363,832	14,333	1,200,215	46,833	2,904
Preferred Stock	27,109	395	2,808	89	29,917	484	44

Total Bonds and Preferred Stock	$863,492	$32,895	$366,640	$14,422	$1,230,132	$47,317	2,948

Included in the December 31, 2021 and 2020 amounts above is the interest portion of other-than-temporary impairments on securities of $407 and $3,123, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2021	$64,163	$50	$8,836	$55,377
December 31, 2020	63,674	1,508	15,202	49,980

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2021	$25,477	$6,929	$19,202	$1,907	$44,679	$8,836
December 31, 2020	22,184	6,636	20,239	8,566	42,423	15,202

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 29 individual securities. As of December 31, 2021, there were 10 unaffiliated common stock securities that were priced below 80% of the security’s cost. Out of those 10 securities, 7 were impaired totaling $10,720.

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2021 and 2020 was $2,460 and $2,489, respectively. The Company also invested $2,400 and $0 in FHLB-PGH Activity Stock as of December 31, 2021 and 2020, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2021 and 2020, the Company’s borrowing capacity with the FHLB-PGH was $1,011,470 and $728,008, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2021	Maximum during 2021	December 31, 2020	Maximum during 2020

Carrying value	$—	$211,851	$—	$997,886
Fair value	—	211,863	—	1,032,757

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2021 and 2020 was $65 and $4,819, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS For the years ended December 31, 2021 and 2020, the Company did not recognize any other than temporary impairments on loan-backed securities.

In addition, during the years ended December 31, 2021 and 2020, the Company recognized realized losses of $0 related to the impairment of non-loan-backed debt securities.

REAL ESTATE Investments in real estate consist of the Company’s home office property. As of December 31, 2021 and 2020, accumulated depreciation on real estate amounted to $29,174 and $27,643, respectively.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. With the exception of one open-ended investment within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2021, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $7,392 and $2,919 for the years ended December 31, 2021 and 2020, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $317,178 and $356,218 for the years ended December 31, 2021 and 2020.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2021 and 2020 were as follows:

December 31,	2021	2020

LIHTC	$30,452	$23,766
Receivable for securities	113	2,114
Notes receivable — affiliates	500,000	430,000
Investments in affiliates	234,597	188,992
Investment in Private Funds/PMUBX	249,641	240,620
Other	1,382	1,382

Total other invested assets	$1,016,185	$886,874

2021 Statutory Financial Statements	Page 19

($ in Thousands)

Other invested assets-affiliated represents the Company’s investment in ISP, PMAM, PMAM’s Private Funds/PMUBX, and notes receivable held by the Company from JMS and PMAM.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2021 and 2020. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2021 or 2020.

Commitments of $12,632 and $31 for the years ended December 31, 2021 and 2020, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 2 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2021	2020

Income:
Bonds and preferred stock	$493,623	$495,661
Common stock — unaffiliated	3,017	6,065
Real estate	3,588	3,588
Policy loans	21,650	19,986
Alternative assets	183,402	72,013
Other invested assets	90,556	56,232
Other	102	9,462
Derivatives	7,576	11,187
IMR amortization	(10,210)	(1,627)

Total investment income	793,304	672,567

Expenses:
Surplus note interest	41,551	28,811
Depreciation of real estate	1,531	1,525
Other investment expenses	22,599	21,716

Total investment expenses	65,681	52,052

Net Investment Income	$727,623	$620,515

Included in the table above (Bonds and preferred stock) for 2021 is $15,754 of investment income attributable to securities disposed of as a result of a callable feature, spread over 39 securities.

During 2021 and 2020, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2021			2020

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$397,768	$7,072	$10,317	$3,797,420	$249,064	$30,960
Preferred stock	28,235	—	1,102	9,500	—	1,686
Common stock	36,704	3,027	4,615	87,103	4,581	18,975

There was no nonadmitted accrued investment income at December 31, 2021 and 2020. As of December 31, 2021, there were 2 preferred stock impairments totaling $20.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2021	2020

Realized capital gains/(losses)	$(68,784)	$(54,741)
Less amount transferred to IMR	(1,413)	(130,027)
Less Taxes:
Transferred to IMR	296	27,306
Capital gains	32	43,081

Net Realized Capital Gains/(Losses)	$(67,699)	$4,899

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2021 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $9,836,109 and $8,982,080 at December 31, 2021 and 2020, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC The Company also maintains separate accounts, which are not registered with the SEC, with assets of $228,569 and $222,010 at December 31, 2021 and 2020, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2021	2020

Premiums, considerations and deposits	$378,170	$350,490
Reserves at December 31, at market value	9,947,341	9,090,791
Subject to discretionary withdrawal at market value	9,947,341	9,090,791

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2021	2020

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$378,170	$350,490
Transfers from separate accounts	(727,874)	(601,954)

Transfers as reported in the Statements of Income	$(349,704)	$(251,464)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

2021 Statutory Financial Statements	Page 21

($ in Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2021	2020

Enhanced Deferred Individual Annuity	$8,112,118	$7,425,298
Single Life Variable Universal Life	963,495	848,592
Basic Deferred Individual Annuity	420,260	397,432
Joint Life Variable Universal Life	340,236	310,759
Deferred Group Annuity	228,569	222,009

Total	$10,064,678	$9,204,090

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $71,435 and $65,636 for the years ended December 31, 2021 and 2020, respectively and $319,552 for the five-year period between 2017 and 2021.

For the years ended December 31, 2021 and 2020, the general account of the Company has paid $718 and $1,355, respectively, towards separate account guarantees on a direct basis, and $3,478 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

For the years ended December 31, 2021 and 2020, the Company did not have any derivative instruments for which the Company has applied hedge accounting.

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $6,803 and $2,218 at December 31, 2021 and 2020, respectively.

December 31,		2021			2020
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$2,359	$—	$23,263	$871	$—
Equity futures	140,268	52	(577)	221,321	88	(86)
Equity options	1,175,396	18,362	(17,687)	501,212	15,035	(60,556)
Inflation swaps	175,000	5,587	(1,418)	320,000	9,745	(4,523)
Interest rate futures	37,454	—	(297)	—	—	—
Interest rate swaps	10,527,600	496,526	(264,522)	11,492,999	453,460	(253,432)
Swaptions	155,000	2	(737)	760,000	968	(2,589)
Total return swaps	2,843,881	279,987	(651,499)	3,156,730	249,914	(483,745)
Treasury forwards	347,000	5,705	(6,529)	83,000	244	(1,301)
Treasury swaps	200,000	—	(23,704)	200,000	—	(10,976)

Total	$15,624,862	$808,580	$(966,970)	$16,758,525	$730,325	$(817,208)

Years Ended December 31,	2021		2020
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$730	$17	$689	$(35)
Equity options	—	23,878	—	(30,185)
Equity futures	—	(32,344)	—	(5,601)
Inflation swaps	6,042	8,936	(1,498)	472
Interest rate futures	—	(3,470)	—	16,040
Interest rate swaps	(234)	(37,229)	7,001	(166,062)
Swaptions	—	440	—	6,135
Total return swaps	710	5,317	3,946	(113,942)
Treasury forwards	—	(10,614)	—	29,008
Treasury swaps	328	—	1,049	—

Total	$7,576	$(45,069)	$11,187	$(264,170)

1	$(289) and $(362,529) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2021 and 2020, respectively.

2021 Statutory Financial Statements	Page 23

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2021	2020

Currency swaps	$1,487	$(1,254)
Equity futures	—	(208)
Equity options	41,213	(23,430)
Inflation swaps	(1,053)	10,910
Interest rate futures	—	1,284
Interest rate swaps	31,382	80,355
Swaptions	(371)	3,566
Total return swaps	(140,482)	(66,022)
Treasury forwards	233	(6,334)
Treasury swaps	(12,728)	(10,976)

Total	$(80,319)	$(12,109)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2021 and 2020, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2021 and 2020, the Company pledged net collateral of $353,301 and $287,408, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2021 and 2020, the Company pledged collateral for futures contracts of $6,473 and $13,407, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.
Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3

Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the

2021 Statutory Financial Statements	Page 25

($ in Thousands)

Company’s fair value hierarchy. As of December 31, 2021, there were 2 debt securities carried at fair value of $6,833 that were valued in this manner. As of December 31, 2020, there were 4 debt securities carried at fair value of $1,732 that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2021	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Residential MBS	$—	$106	$—	$106
Commercial MBS	—	979	—	979
Asset-backed securities	—	169	—	169
SVO Identified Funds	458	—	—	458

Total Bonds	458	1,254	—	1,712
Preferred Stock	43,904	—	6,687	50,591
Common stock — unaffiliated	50,506	—	4,871	55,377
Derivatives:
Futures	52	—	—	52
Options	—	18,362	—	18,362
Forwards	—	5,705	—	5,705
Swaps	—	784,461	—	784,461

Total derivatives	52	808,528	—	808,580

Total investments	94,920	809,782	11,558	916,260
Separate account assets	10,064,678	—	—	10,064,678

Total assets	$10,159,598	$809,782	$11,558	$10,980,938

Liabilities:
Derivatives:
Futures	(874)	—	—	(874)
Options	—	(17,687)	—	(17,687)
Forwards	—	(6,529)	—	(6,529)
Swaps	—	(941,880)	—	(941,880)

Total liabilities	$(874)	$(966,096)	$—	$(966,970)

2021 Statutory Financial Statements	Page 27

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2020	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$169	$—	$169
Commercial MBS	—	1,222	—	1,222
Asset-backed securities	—	—	—	—
SVO Identified Funds	532	—	—	532

Total Bonds	532	1,391	—	1,923
Preferred Stock	—	—	783	783
Common stock — unaffiliated	47,481	—	2,500	49,981
Derivatives:
Futures	88	—	—	88
Options	—	16,246	—	16,246
Swaps	—	713,991	—	713,991

Total derivatives	88	730,237	—	730,325

Total investments	48,101	731,628	3,283	783,012
Separate account assets	9,204,090	—	—	9,204,090

Total assets	$9,252,191	$731,628	$3,283	$9,987,102

Liabilities:
Derivatives:
Futures	(86)	—	—	(86)
Options	—	(64,446)	—	(64,446)
Swaps	—	(752,676)	—	(752,676)

Total liabilities	$(86)	$(817,122)	$—	$(817,208)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 security transferred in or out of Level 3 for the year ended December 31, 2021.

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2021 and 2020 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2021	$—	$—	$783	$2,500	$3,283
Transfers in	—	—	5,904	—	5,904
Transfers out	—	—	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—		—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	2,400	2,400
(Sales)	—	—	—	(29)	(29)

Balance, December 31, 2021	$—	$—	$6,687	$4,871	$11,558

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2020	$—	$—	$783	$8,577	$9,360
Transfers in	—	—	—	—	—
Transfers out	—	—	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—	—	—
Surplus	—	—	—	—	—
Amortization/Accretion	—	—	—	—	—
Purchases/(sales):
Purchases	—	—	—	34,800	34,800
(Sales)	—	—	—	(40,877)	(40,877)

Balance, December 31, 2020	$—	$—	$783	$2,500	$3,283

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2021:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments
Preferred stock	$6,687	Cost		Not available	N/A

Common stock:
Unaffiliated	11	Cost		Not available	N/A
FHLB Stock	4,860	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$11,558

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

2021 Statutory Financial Statements	Page 29

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2021	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,079,788	$12,136,084	$742,685	$12,127,928	$209,175
Preferred stock	78,345	75,947	71,658	—	6,687
Common stock-unaffiliated	55,377	55,377	50,506	—	4,871
Cash and short-term investments	403,753	403,753	403,753	—	—
Derivatives	808,580	815,383	52	808,528	—
Separate Account assets	10,064,678	10,064,678	10,064,678	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,335,606	$2,332,973	$—	$—	$2,335,606
Derivatives	966,970	966,970	874	966,096	—
Separate Account liabilities	10,064,678	10,064,678	10,064,678	—	—

2020	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$11,972,616	$10,732,081	$541,048	$11,191,930	$239,638
Redeemable preferred stock	111,804	107,688	91,037	19,430	1,337
Common stock-unaffiliated	49,980	49,980	47,491	—	2,489
Cash and short-term
investments	314,979	314,979	314,979	—	—
Derivatives	730,325	743,732	88	730,237	—
Separate Account assets	9,204,090	9,204,090	9,204,090	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,404,895	$2,392,470	$—	$—	$2,404,895
Derivatives	817,208	817,122	86	817,122	—
Separate Account liabilities	9,204,090	9,204,090	9,204,090	—	—

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$355,573	$354,652	$357,677	$—	$—	$—
Universal Life with Secondary
Guarantees	1,946,540	1,859,978	4,453,926	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,379,987	1,347,856	1,501,122	—	—	—
Other Permanent Cash Value Life
Insurance	—	5,515,531	6,234,648	—	—	—
Variable Universal Life	265,724	255,083	253,843	1,303,819	1,299,568	1,299,568
Miscellaneous Reserves	—	—	59,523	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,658	—	—	—
Accidental Death Benefits	—	—	226	—	—	—
Disability — Active Lives	—	—	28,561	—	—	—
Disability — Disabled Lives	—	—	13,769	—	—	—
Miscellaneous Reserves	—	—	61,926	—	—	—

Total	3,947,824	9,333,100	13,357,879	1,303,819	1,299,568	1,299,568
Less: Reinsurance ceded	3,186,013	3,087,376	4,780,198	—	—	—

Net	$761,811	$6,245,724	$8,577,681	$1,303,819	$1,299,568	$1,299,568

2021 Statutory Financial Statements	Page 31

($ in Thousands)

Life reserves of $360,082 with surrender charges of 5% or more as of December 31, 2021 will have less than a 5% surrender charge in 2022.

	General Account			Separate Account
December 31, 2020	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$450,632	$439,441	$456,872	$—	$—	$—
Universal Life with Secondary Guarantees	1,849,595	1,759,260	4,185,254	—	—	—
Indexed Universal Life	1,102,835	1,065,737	1,087,109	—	—	—
Indexed Universal Life with Secondary Guarantees	124,306	117,487	236,961	—	—	—
Other Permanent Cash Value Life Insurance	—	4,554,096	5,058,701	—	—	—
Variable Universal Life	241,981	233,651	235,586	1,197,922	1,156,686	1,156,686
Miscellaneous Reserves	—	—	73,365	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	388,980	—	—	—
Accidental Death Benefits	—	—	230	—	—	—
Disability — Active Lives	—	—	25,765	—	—	—
Disability — Disabled Lives	—	—	13,759	—	—	—
Miscellaneous Reserves	—	—	35,745	—	—	—

Total	3,769,349	8,169,672	11,798,327	1,197,922	1,156,686	1,156,686
Less: Reinsurance ceded	2,685,104	2,579,699	4,488,139	—	—	—

Net	$1,084,245	$5,589,973	$7,310,188	$1,197,922	$1,156,686	$1,156,686

Note 8. RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2021	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	152,830	—	152,830	1%
At fair value	—	8,423,511	8,423,511	73%

Subtotal	152,830	8,423,511	8,576,341	74%

At book value — without adjustment	1,610,097	—	1,610,097	14%
Not subject to discretionary withdrawal	1,107,670	224,262	1,331,932	12%

Total annuity reserves and deposit liabilities gross	2,870,597	8,647,773	11,518,370	100%

Less: Reinsurance ceded	138,830	—	138,830

Total Annuity Reserves and Deposit Liabilities, Net	$2,731,767	$8,647,773	$11,379,540

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Annuity and deposit-type contract reserves of $11,002 with surrender charges of 5% or more as of December 31, 2021 will have less than a 5% surrender charge in 2022.

2020	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	168,479	—	168,479	2%
At fair value	—	7,716,170	7,716,170	71%

Subtotal	168,479	7,716,170	7,884,649	72%

At book value — without adjustment	1,655,252	—	1,655,252	15%
Not subject to discretionary withdrawal	1,122,071	217,935	1,340,006	12%

Total annuity reserves and deposit liabilities gross	2,945,802	7,934,105	10,879,907	100%

Less: Reinsurance ceded	135,510	—	135,510

Total Annuity Reserves and Deposit Liabilities, Net	$2,810,292	$7,934,105	$10,744,397

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2021	2020

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$165,602	$182,504
Policyholders’ reserves — individual annuities	2,039,258	2,076,915
Liabilities for deposit-type contracts	508,745	505,756
VM-21 reserves	18,162	45,117

Subtotal	2,731,767	2,810,292

Separate Account Annual Statement:
Annuities	8,647,773	7,934,105
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	8,647,773	7,934,105

Total Reserves	$11,379,540	$10,744,397

As of December 31, 2021 and 2020, the Company has recorded reserves of $0 and $0, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

2021 Statutory Financial Statements	Page 33

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2021	2020

Account value	$7,873,611	$7,184,525
Net amount at risk	12,107	13,129

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2021:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,435	$261,192	$254,278
GMWB	11,703	3,186,886	3,125,990
GMWB w/ DB	939	224,299	219,693
GMWB w/ inflation	10,286	2,564,387	2,541,042
GMWB w/ inflation w/ DB	263	64,803	63,590
GMAB/GMWB	2,265	490,267	489,938

Total	26,891	$6,791,834	$6,694,531

The following table summarizes the account values for the different benefit types as of December 31, 2020:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,725	$283,251	$275,573
GMWB	12,581	3,038,652	2,976,734
GMWB w/ DB	1,070	234,075	229,316
GMWB w/ inflation	11,409	2,527,472	2,501,730
GMWB w/ inflation w/ DB	270	56,640	55,388
GMAB/GMWB	2,630	535,179	534,807

Total	29,685	$6,675,269	$6,573,548

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $7,783,732 and $7,124,398, as of December 31, 2021 and 2020, respectively. During 2021 and 2020, there were $17,760 and $0 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $68,866 and $73,661, as of December 31, 2021 and 2020, respectively.

Note 9. BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs itan accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

2021 Statutory Financial Statements	Page 35

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$208,428	$200,159	$17,767	$17,421
Service cost	—	—	342	298
Interest cost	3,675	5,536	294	444
Actuarial loss/(gain)	(6,034)	13,547	(436)	541
Benefits paid	(10,966)	(10,814)	(1,054)	(937)

Projected benefit obligation at end of year	$195,103	$208,428	$16,913	$17,767

The discount rate was 2.86% at December 31, 2021 and 2.49 % at December 31, 2020, which resulted in an actuarial gain on the benefit obligation for the Pension Plans during 2021.

The discount rate was 2.87% at December 31, 2021 and 2.45 % at December 31, 2020, which resulted in an actuarial gain on the benefit obligation for Other Postretirement Healthcare Plans during 2021.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Discount rate(1)	2.86%	2.49%	2.87%	2.45%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2021 discount rates are 2.63%, 2.55%, and 1.65% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2021		2020
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.25%	6.50%	6.20%	6.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

PLAN ASSETS The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2021	2020	2021	2020

Change in plan assets:
Fair value of plans assets at beginning of year	$224,075	$213,878	$—	$—
Actual return on plan assets	15,272	18,371	—	—
Employer contribution	2,377	2,640	1,054	937
Benefits paid	(10,966)	(10,814)	(1,054)	(937)

Fair value of plan assets at end of year	$230,758	$224,075	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2021:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$68,073	$—	$—	$68,073
Bond funds	148,292	6,496	—	154,788
Money market funds	7,897	—	—	7,897

Total	$224,262	$6,496	$—	$230,758

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2020:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$87,754	$—	$—	$87,754
Bond funds	122,007	6,140	—	128,147
Money market funds	8,174	—	—	8,174

Total	$217,935	$6,140	$—	$224,075

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2021 and 2020 was a 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2021 Statutory Financial Statements	Page 37

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2021 and 2020 are as follows:

	2021 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2021	2020

Equity funds	40.0%	29.5%	39.2%
Bond funds	60.0%	67.1%	57.2%
Money market funds	—%	3.4%	3.6%

Total	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2021 and 2020 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Benefit obligation	$(195,103)	$(208,428)	$(16,913)	$(17,767)
Fair value of plan assets	230,758	224,075	—	—

Funded Status	$35,656	$15,647	$(16,913)	$(17,767)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Prepaid pension asset (nonadmitted)	$57,799	$39,949	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(22,143)	(24,302)	(16,913)	(17,767)

Funded Status	$35,656	$15,647	$(16,913)	$(17,767)

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2021	2020	2021	2020

Projected benefit obligation	$(172,959)	$(184,126)	$(22,143)	$(24,302)
Fair value of plan assets	230,758	224,075	—	—

Funded Status	57,799	39,949	(22,143)	(24,302)

Accumulated benefit obligation	$(172,959)	$(184,126)	$(22,143)	$(24,302)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Unrecognized prior service cost	$123	$143	$626	$1,066
Unrecognized actuarial (gain)/loss	49,437	57,325	(2,323)	(1,886)

Total	$49,560	$57,468	$(1,697)	$(820)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2021 and 2020, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2021	2020	2021	2020

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$57,468	$49,045	$(820)	$(1,038)
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	(20)	(441)	(441)
Net prior service cost (credit) plan merger to net periodic benefit cost	—	—	—	—
Net actuarial loss/(gain) arising during the period	(5,932)	9,844	(436)	541
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,956)	(1,401)	—	118
Net actuarial gains (losses) from Plan Merger recognized to net periodic benefit cost	—	—	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$49,560	$57,468	$(1,697)	$(820)

2021 Statutory Financial Statements	Page 39

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Service cost	$—	$—	$342	$298
Interest cost	3,675	5,536	294	444
Expected return on plan assets	(15,374)	(14,669)	—	—
Amortization of prior service cost/(credit)	20	20	441	441
Amortization of actuarial losses/(gains)	1,956	1,401	—	(118)

Total net periodic benefit (credit)/cost	$(9,723)	$(7,712)	$1,077	$1,065

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2021	2020	2021	2020

Discount rate for benefit obligations	2.49%	3.28%	2.45%	3.24%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2021		2020
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.20%	6.25%	6.50%	6.80%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	5.00%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2027	2027	2027	2027

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2021	2020	2021	2020

Employer Contributions	$2,378	$2,440	$1,054	$937
Benefits Paid	$(10,966)	$(10,814)	$(1,054)	$(937)

CASH FLOWS The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2022, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,754 and $1,185, respectively.

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2021 and 2020. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2022	$11,754	$1,185
2023	11,582	1,188
2024	11,595	1,169
2025	11,617	1,153
2026	11,720	1,150
Years 2027-2030	57,435	5,362

Total	$115,703	$11,207

DEFINED CONTRIBUTION PLANS The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2021, and 2020, the expense recognized for these plans was $8,967 and $8,610, respectively.

Note 10. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2021 and 2020.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and 2020.

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description	2021			2020

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$482,323	$15,091	$497,414	$435,105	$11,362	$446,467

Adjusted gross DTAs	482,323	15,091	497,414	435,105	11,362	446,467
Adjusted gross DTAs nonadmitted	(44,966)	—	(44,966)	(75,774)	—	(75,774)

Subtotal admitted adjusted DTA	437,357	15,091	452,448	359,331	11,362	370,693
Gross DTL	(137,198)	(96,862)	(234,060)	(119,704)	(45,437)	(165,141)

Net admitted DTA/(DTL)	$300,159	$(81,771)	$218,388	$239,627	$(34,075)	$205,552

2021 Statutory Financial Statements	Page 41

($ in Thousands)

Description	Changes during 2021

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$47,218	$3,729	$50,947

Adjusted gross DTAs	47,218	3,729	50,947
Adjusted gross DTAs nonadmitted	30,808	—	30,808

Subtotal admitted adjusted DTA/(DTL)	78,026	3,729	81,755
Gross DTL	(17,494)	(51,425)	(68,919)

Net admitted DTA/(DTL)	$60,532	$(47,696)	$12,836

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2021			2020

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$203,297	$15,091	$218,388	$194,190	$11,362	$205,552
1. Adjusted gross DTA expected to be realized	203,297	15,091	218,388	194,190	11,362	205,552
2. Adjusted gross DTA allowed per limitation threshold	—	—	353,462	—	—	306,605
Adjusted gross DTA offset by existing DTLs	234,060	—	234,060	165,141	—	165,141

Total admitted DTA realized within 3 years	$437,357	$15,091	$452,448	$359,331	$11,362	$370,693

Description	Changes during 2021

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$9,107	$3,729	$12,836
1. Adjusted gross DTA to be realized	9,107	3,729	12,836
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	68,918	—	68,918

Total admitted DTA realized within 3 years	$78,025	$3,729	$81,754

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	472%	456%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,084,344	$2,456,023

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2021			December 31, 2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	87%	100%	88%	72%	100%	73%	15%	—%	15%
Net admitted DTAs	92%	100%	89%	93%	100%	93%	(1)%	—%	(4)%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2021	2020

Current federal income tax expense/(benefit)	$(38,179)	$(39,373)
Income tax effect on realized capital gains/(losses)	32	43,081

Federal and foreign income taxes incurred	$(38,147)	$3,708

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

2021 Statutory Financial Statements	Page 43

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2021	2020	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$111,246	$93,068	$18,178
DAC	129,337	110,025	19,312
Deferred compensation	39,181	33,261	5,920
Nonadmitted assets	16,827	13,441	3,386
LIHTC credits	75,448	73,953	1,495
Coinsurance transaction	2,027	2,800	(773)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	64,825	66,867	(2,042)
Other- ordinary	7,089	5,347	1,742

Subtotal — Gross ordinary DTAs	482,323	435,105	47,218
Nonadmitted ordinary DTAs	(44,966)	(75,774)	30,808

Admitted ordinary DTAs	437,357	359,331	78,026
Capital:
OTTI on Investments	15,091	11,362	3,729

Gross capital DTAs	15,091	11,362	3,729

Admitted capital DTAs	15,091	11,362	3,729

Admitted DTAs	452,448	370,693	81,755
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(104,787)	(82,004)	(22,783)
Future Policy Benefits — 8 year spread	(24,235)	(30,179)	5,944
Other	(8,176)	(7,521)	(655)

Ordinary DTLs	(137,198)	(119,704)	(17,494)
Capital:
Alternative asset investments	(40,890)	(31,613)	(9,277)
Net unrealized investment gains	(55,972)	(13,824)	(42,148)

Capital DTLs	(96,862)	(45,437)	(51,425)

DTLs	(234,060)	(165,141)	(68,919)

Net deferred tax asset	$218,388	$205,552	$12,836

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2021	2020	Change

Total deferred tax assets	$497,414	$446,467	$50,947
Total deferred tax liabilities	(234,060)	(165,141)	(68,919)

Net deferred tax asset	$263,354	$281,326	$(17,972)

Tax effect of net unrealized gains/(losses)			42,148
Tax effect of postretirement liability			1,845

Change in net deferred income tax			$26,021

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2021 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Loss before taxes	$(189,374)	$(39,769)	21.00%
Income from affiliates	(61,033)	(12,817)	6.77%
Separate account dividend received deduction	(19,784)	(4,155)	2.19%
LIHTC	—	(8,449)	4.46%
Executive benefits	(19,295)	(4,052)	2.14%
IMR tax adjustment	10,210	2,144	-1.13%
Dividends received deduction	(3,592)	(754)	0.40%
Other	17,543	3,684	-1.94%

Total	$(265,325)	$(64,168)	33.89%

Federal income taxes incurred		$(38,179)	20.16%
FIT expense/(benefit) on realized capital gains/losses		328	(0.17)%
FIT in IMR gains/losses		(296)	0.16%
Change in net deferred income tax		(26,021)	13.74%

Total Statutory Taxes		$(64,168)	33.89%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

For the year ended December 31, 2021, the company does not have any net operating loss carryforwards available. In addition, the Company has $75,448 of LIHTC carryforwards as of December 31, 2021 that will begin to expire in 2034.

There was no income tax expense for 2021, 2020 and 2019 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Tax years 2018 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2021 and 2020, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

2021 Statutory Financial Statements	Page 45

($ in Thousands)

Note 11. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2021:
Premium and annuity considerations	$2,402,947	$10,957	$1,162,219	$1,251,685
Reserves and funds for payment of insurance and annuity benefits	16,459,008	3,660	5,143,788	11,318,880

December 31, 2020:
Premium and annuity considerations	$2,160,387	$9,855	$2,768,602	$(598,360)
Reserves and funds for payment of insurance and annuity benefits	14,981,770	3,331	4,854,989	10,130,112

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus and will be amortized into income.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus and will be amortized into income.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2021 and 2020, the Company had a related reserve credit of $175,206 and $179,647, respectively, which was secured by investment grade securities with a market value of $279,931 and $282,550, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2021		2020
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(59,488)	$(186,902)	$(873,286)	$(174,872)
YRT — Over retention	PIANY	2,259	282	1,576	154
Coinsurance Funds Withheld	PIA	(36,080)	(1,447,171)	(36,560)	(1,370,240)
Coinsurance — Inforce	PIA	(42,332)	(545,308)	(46,680)	(485,990)
Coinsurance	PIA	(100,613)	(1,215,179)	(112,295)	(1,101,466)
YRT — Over retention	PIA	3,726	452	3,284	384
YRT — Over retention	Vantis	—	15	—	—

Total		$(232,528)	$(3,393,810)	$(1,063,961)	$(3,132,030)

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

Coinsurance Modified Coinsurance - PIANY Effective April 1, 2020, PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention - PIANY Effective April 1, 2020, the Company assumed from PIANY the policies included in the inforce block of New York variable universal life policies that resulted in retention greater than $300 per life, up to $7,500. Effective, April 1, 2021, the company assumes from PIANY the policies that result in retention greater than $300 per life, up to $7,500.

Coinsurance Funds Withheld - PIA At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance - Inforce - PIA Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance - PIA The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT - Over Retention - PIA The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT - Over retention - Vantis Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $5,000.

Note 12. RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 1, 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 1, 2016	September 2036	100,000	8%
JMS	December 1, 2018	December 2038	130,000	8%
JMS	December 1, 2018	December 2038	100,000	8%
PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
JMS	August 19, 2021	August 2041	150,000	8%
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw

The Company recorded $36,837 and $34,964 in interest income on these notes for the years ended December 31, 2021 and 2020, respectively. At December 31, 2021 and 2020, the Company had outstanding principle receivables of $500,000 and $430,000 and interest receivables of $8,280 and $7,769, respectively, relating to these agreements.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2021 and 2020 of $249,641 and $240,620, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $14,418,870 and $12,943,305 and combined liabilities of $12,824,502 and $11,629,656 as of December 31, 2021 and 2020, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $69,603 and $60,525 and other intangible assets of $4,547 and $4,565 at December 31, 2021 and 2020, respectively.

2021 Statutory Financial Statements	Page 47

($ in Thousands)

The Company made the following capital contributions and received the following returns of capital for 2021 and 2020, respectively:

December 31	2021		2020
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$30,000	$—	$30,000	$—
Vantis	100	—	—	19,448
PIANY	5,000	—	5,000	—
HTK	6,500	—	—	—
myWorth	—	—	—	226

Capital contributions and return of capital were in the form of cash, with the exception of the Vantis $19,448 return of capital, which was in the form of stock of PIANY.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2021 and 2020, the total expenses incurred by subsidiaries under these agreements were $78,383 and $75,811, respectively. The Company received services from its subsidiary, Vantis, during 2020 and incurred expenses of $4,080. The net amount due to the Company was $14,565 and $17,992 at December 31, 2021 and December 31, 2020, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $12,688 and $11,830 for 2021 and 2020, respectively.

Note 13. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2021 and 2020 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES The Company has entered into other leases, primarily for field offices.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2021 future minimum payments under noncancellable leases are as follows:

For the year ending:

2022	$9,889
2023	$7,108
2024	$5,381
2025	$4,289
Thereafter	$2,355

Rent expense was $17,827 and $40,391 as of December 31, 2021 and December 31, 2020, respectively. Included in the 2021 expense was a charge of $8,732 related to terminated leases and related costs.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2021, the Company had outstanding commitments totaling $317,178 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2021 and through the financial statement issuance date of February 23, 2022 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

2021 Statutory Financial Statements	Page 49

About The Penn Mutual Life Insurance Company

Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2022 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM8673	01/22